                                          Registration Nos. 2-87153 and 811-3880


  As filed with the Securities and Exchange Commission on or about July 30, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      Pre-Effective Amendment No. ____                  [_]


                       Post-Effective Amendment No. 27                  [X]


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 26                          [X]



                          WAYNE HUMMER INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                             300 SOUTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 431-1700


                          THOMAS J. ROWLAND, PRESIDENT
                          WAYNE HUMMER INVESTMENT TRUST
                             300 SOUTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606


                     (Name and Address of Agent for Service)

                                    Copy to:
                                Cameron S. Avery
                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                            Chicago, Illinois 60602

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b); or


     [X]  on July 31, 2002 pursuant to paragraph (b); or

     [_]  60 days after filing pursuant to paragraph (a)(1); or

     [_]  on (date) pursuant to paragraph (a)(1); or

     [_]  75 days after filing pursuant to paragraph (a)(2); or

     [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
July 31, 2002





                                 Wayne Hummer
                                 Mutual Funds

                                 Wayne Hummer
                               Investment Trust

                        Wayne Hummer CorePortfolio Fund
  A fund seeking long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

                           Wayne Hummer Growth Fund
                   A fund seeking long-term capital growth.

                           Wayne Hummer Income Fund
   A fund seeking a high level of current income in a manner consistent with prudent capital management.

                        Wayne Hummer Money Market Fund
    A fund seeking to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.

As with all mutual fund shares, the Securities and Exchange Commission has not approved or dis- approved these securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Wayne Hummer Investments LLC
300 South Wacker Drive
Chicago, Illinois 60606
Toll-free: 800-621-4477
Local: 312-431-1700
Internet: www.whummer.com

(R)"Wayne Hummer" and [LOGO] Wayne Hummer Investments LLC are registered service marks of Wayne Hummer Investments L.L.C.

Table of Contents


             Risk/Return Summary...............................  1
                Fund Summary: Wayne Hummer CorePortfolio Fund..  1
                Fund Summary: Wayne Hummer Growth Fund.........  3
                Fund Summary: Wayne Hummer Income Fund.........  6
                Fund Summary: Wayne Hummer Money Market Fund...  8
                Fees and Expenses.............................. 10

             Principal Investment Strategies and Risks......... 11
                Principal Investment Strategies................ 12
                    Wayne Hummer CorePortfolio Fund............ 12
                    Wayne Hummer Growth Fund................... 13
                    Wayne Hummer Income Fund................... 14
                    Wayne Hummer Money Market Fund............. 15
                Principal Securities in Which the Funds Invest. 16
                Principal Risks of the Funds' Investments...... 18
                How the Investment Adviser Manages Risk........ 20

             Management and Organization....................... 21
                Investment Adviser and Portfolio Managers...... 21

             About Your Account................................ 23
                Share Price.................................... 23
                How to Buy Fund Shares......................... 24
                Account Activity............................... 26
                Investment Minimums............................ 26
                Sales Charges.................................. 27
                Shareholder Services and Account Features...... 31
                How to Sell Fund Shares........................ 31
                Transactions Through Broker-Dealers............ 34
                Distributions.................................. 35
                Taxes.......................................... 35
                Shareholder Reports............................ 36

             Financial Highlights.............................. 36

Risk/Return Summary

   This section provides a general overview of each Fund, including its investment objective, principal investment strategies, primary risks, and certain historical performance information. There can be no assurance that a Fund will meet its investment objective. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Summary: Wayne Hummer CorePortfolio Fund

 Investment Objective


   The Wayne Hummer CorePortfolio Fund ("CorePortfolio Fund") seeks to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks. The CorePortfolio Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

 Principal Investment Strategies



   The CorePortfolio Fund invests in common stocks of companies whose shares are traded on U.S. stock exchanges and that are included in the S&P 500 Composite Stock Price Index(R) ("S&P 500"). As of June 28, 2002, the average market capitalization of the S&P 500 was approximately $18.2 billion and the median market capitalization was approximately $7.8 billion. The CorePortfolio Fund is not managed according to traditional methods of "active" investment management, which involve the purchase and sale of securities based upon economic, financial, and market analysis and the judgment of the portfolio manager. Instead, the CorePortfolio Fund utilizes a "passive" investment model to select investments. Initially, and at the end of each fiscal quarter of the Fund, the investment adviser will determine the market capitalization weightings of the economic sectors of the S&P 500 and of the individual stocks comprising the S&P 500. The investment adviser then will select several of the largest companies in each sector, based upon the companies' market capitalization weightings.



   "Standard & Poors(R)", "S&P(R)", "S&P 500(R)", "Standard & Poors 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Wayne Hummer Asset Management Company. The Wayne Hummer CorePortfolio Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Wayne Hummer CorePortfolio Fund.

 Primary Risks


   As with any investment, it is possible to lose money by investing in the CorePortfolio Fund. The primary risks of investing in the CorePortfolio Fund include:

  . Stock Market Risk. Stock market risk is the potential that the CorePortfolio Fund's price per share, like the stock market generally, will go up and down within a wide range. These up and down movements are also possible in the price of the individual stocks that the CorePortfolio Fund holds.

  . Investment Style Risk. Investment style risk is the chance that returns from large-cap stocks will trail returns from other asset classes or the overall stock market.

  . Nondiversification Risk. Nondiversification risk is the possibility that, because the CorePortfolio Fund may invest a greater percentage of its assets in a particular company, the CorePortfolio Fund may be subject to greater risks and larger losses than diversified funds which invest in a large number of companies.

  . Model Risk. Model risk is the possibility that poor security selection by the investment adviser's proprietary model will cause the CorePortfolio Fund to underperform other funds with similar investment objectives.

 Performance/Risk Information



   The bar chart and table below provide an indication of the risk of investing in the CorePortfolio Fund. The bar chart shows how the CorePortfolio Fund's performance has varied between the calendar years indicated. The table shows how the CorePortfolio Fund's average annual returns for one calendar year and for the life of the Fund compare with those of a broad-based securities market index over the same periods. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect at the time and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The CorePortfolio Fund's shares are sold subject to a sales charge
(load). The effect of the sales charge is not reflected in the bar chart below. If this sales charge was reflected, the CorePortfolio Fund's returns would have been less than those shown. Of course, the CorePortfolio Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

Annual Total Returns

[CHART]
2000 -17.86%
2001 -11.02%



   The CorePortfolio Fund's year-to-date return for the six-month period ended June 30, 2002 was (17.20%). During the period shown in the bar chart, the CorePortfolio Fund's highest quarterly return was 9.56% (quarter ended December 31, 2001), and the CorePortfolio Fund's lowest quarterly return was (14.50%) (quarter ended September 30, 2001).


 Average Annual Total Returns for Year Ended December 31, 2001


                                                               Life
                                                     1 Year  of Fund/1/
                                                    -------  ---------
Wayne Hummer CorePortfolio Fund/2/
   Return Before Taxes............................. (12.80%)  (7.96%)
   Return After Taxes on Distributions............. (12.96%)  (8.08%)
   Return After Taxes on Distributions and Sale of
     Fund Shares/3/................................  (7.79%)  (6.35%)
S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)............................... (11.88%)  (4.66%)

--------
/1/  The Fund began operations on August 2, 1999.
/2/  The average annual total returns reflect a 2.00% sales charge

/3/ The Return After Taxes on Distributions and Sale of Fund Shares is higher than the Fund's Return Before Taxes and Return After Taxes on Distributions due to the tax benefit of losses realized by the Fund.


Fund Summary: Wayne Hummer Growth Fund

 Investment Objective


   The Wayne Hummer Growth Fund ("Growth Fund") seeks to achieve long-term capital growth. The Growth Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

 Principal Investment Strategies



   The Growth Fund invests primarily in common stocks of U.S. companies.
The investment adviser places an emphasis on the common stocks of medium-sized companies that have above-average earnings growth potential and that are attractively priced. The investment adviser currently defines medium-sized companies as those with market capitalizations of $500 million to $10 billion at the time of investment.


 Primary Risks


   As with any investment, it is possible to lose money by investing in the Growth Fund. The primary risks of investing in the Growth Fund include:

  . Stock Market Risk. Stock market risk is the potential that the Growth Fund's price per share, like the stock market generally, will go up and down within a wide range. These up and down movements are also possible in the price of the individual stocks that the Growth Fund holds.


  . Medium-Sized Company Risk. Medium-sized company risk is the possibility that the securities of medium-sized companies may under certain market conditions be more volatile and more speculative than the securities of larger companies. Securities of medium-sized companies may also be traded in lower volumes than larger companies, which also may increase the volatility of such securities.


  . Investment Style Risk. Investment style risk is the chance that returns from growth stocks will trail returns from other asset classes or the overall stock market.

  . Manager Risk. Manager risk is the possibility that poor security selection will cause the Growth Fund to underperform other funds with similar investment objectives.

 Performance/Risk Information



   The bar chart and table below provide an indication of the risk of investing in the Growth Fund. The bar chart shows how the Growth Fund's performance has varied among calendar years over a ten-year period. The table shows how the Growth Fund's average annual returns for one, five, and ten calendar years, compare with those of two broad-based securities market indices over the same periods. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect at the time and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Growth Fund's shares are sold subject to a sales charge (load) for new accounts opened after August 1, 1999. The effect of the sales charge is not reflected in the bar chart below. If this sales charge was reflected, the Growth Fund's returns would have been less than those shown. Of course, the Growth Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

Annual Total Returns


[CHART]
1992 10.36%
1993 3.58%
1994 -0.91%
1995 24.82%
1996 11.88%
1997 30.19%
1998 17.55%
1999 38.17%
2000 -3.73%
2001 -6.78%


   The Growth Fund's year-to-date return for the six-month period ended June 30, 2002 was (7.89%). During the period shown in the bar chart, the Growth Fund's highest quarterly return was 31.45% (quarter ended December 31, 1999), and the Growth Fund's lowest quarterly return was (12.28%) (quarter ended September 30, 1998).


 Average Annual Total Returns for Years Ended December 31, 2001


                                                 1 Year  5 Years 10 Years
                                                -------  ------- --------
      Wayne Hummer Growth Fund/1/..............
         Return Before Taxes...................  (8.65%) 13.21%   11.39%
         Return After Taxes on Distributions...  (9.08%) 11.42%   10.00%
         Return After Taxes on Distributions
           and Sale of Fund Shares/2/..........  (4.93%) 10.64%    9.27%
      Russell Mid-Cap Index (reflects no
        deduction for fees, expenses or taxes).  (5.62%) 11.40%   13.58%
      S&P 500 Index (reflects no deductions for
        fees, expenses or taxes)............... (11.88%) 10.70%   12.93%

--------

/1/ The average annual total returns reflect a 2.00% sales charge.


/2/ The one-year Return After Taxes on Distributions and Sale of Fund Shares is higher than the Fund's Return Before Taxes and Return After Taxes on Distributions due to the tax benefit of losses realized by the Fund.

Fund Summary: Wayne Hummer Income Fund

 Investment Objective


   The Wayne Hummer Income Fund ("Income Fund") seeks to achieve a high level of current income in a manner consistent with prudent investment management.

 Principal Investment Strategies



   The Income Fund invests primarily in U.S. dollar denominated, publicly traded, investment-grade (rated not less than BBB by S&P or Baa by Moody's) corporate debt securities, securities issued by the U.S. government or its agencies, and mortgage-backed securities. Under normal market conditions, the Income Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Generally, the Income Fund's average life will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.


 Primary Risks


   As with any investment, it is possible to lose money by investing in the Income Fund. The primary risks of investing in the Income Fund include:

  . Interest Rate Risk. Interest rate risk is the risk that the value of the Income Fund's investments will fall when interest rates rise.

  . Spread Risk. Spread risk is the potential that the differential or "spread" between interest rates of corporate and government fixed income securities will narrow or broaden unexpectedly. In such circumstances, the value of certain Fund securities, and of the Fund as a whole, may be adversely affected.

  . Credit Risk. Credit risk is the potential that an issuer of a debt security may default on the payment of the security's principal and/or interest.


  . Prepayment Risk. Prepayment risk is the risk that the issuer of a mortgage- or asset-backed security (or any other security that may be redeemed at the issuer's option) will exercise the right to pay principal on an obligation held by the Income Fund earlier than expected. This may happen when there is a decline in interest rates. These prepayments must then be reinvested at lower rates. Prepayment risk may cause such securities to have greater price and yield volatility than traditional debt securities.

  . Investment Style Risk. Investment style risk is the chance that returns from investment-grade debt securities will trail returns from other asset classes or the overall bond market.

  . Manager Risk. Manager risk is the possibility that poor security selection will cause the Income Fund to underperform other funds with similar investment objectives.

 Performance/Risk Information



   The bar chart and table below provide an indication of the risk of investing in the Income Fund. The bar chart shows how the Income Fund's performance has varied among calendar years since the Fund commenced operations. The table shows how the Income Fund's average annual returns for one and five calendar years and for the life of the Fund compare with those of a broad-based securities market index over the same periods. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect at the time and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Income Fund's shares are sold subject to a sales charge (load) for new accounts opened after August 1, 1999. The effect of the sales charge is not reflected in the bar chart below. If this sales charge were reflected, the Income Fund's returns would have been less than those shown. Of course, the Income Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


Annual Total Returns


[CHART]
1993 10.69%
1994 -2.47%
1995 15.54%
1996 3.50%
1997 9.02%
1998 7.37%
1999 -1.12%
2000 8.50%
2001 7.48%

   The Income Fund's year-to-date return for the six-month period ended June 30, 2002 was 3.44%. During the period shown in the bar chart, the Income Fund's highest quarterly return was 4.71% (quarter ended March 31, 1995), and the Income Fund's lowest quarterly return was (1.95%) (quarter ended March 31,
1994).


 Average Annual Total Returns for Years Ended December 31, 2001


                                                         1      5   Life of
                                                        Year  Years Fund/1/
                                                        ----  ----- -------
    Wayne Hummer Income Fund/2/
       Return Before Taxes............................. 6.41% 5.97%  6.23%
       Return After Taxes on Distributions............. 4.26% 3.61%  3.72%
       Return After Taxes on Distributions and Sale of
         Fund Shares................................... 3.86% 3.58%  3.70%
    Merrill Lynch U.S. Corporate and Government 1-10
       Year Index (reflects no deduction for fees,
       expenses or taxes).............................. 8.96% 7.13%  6.90%

--------
/1/  The Fund began operations on December 1, 1992.
/2/  The average annual total returns reflect a 1.00% sales charge.

Fund Summary: Wayne Hummer Money Market Fund

 Investment Objective


   The Wayne Hummer Money Market Fund ("Money Market Fund") seeks to maximize current income in a manner consistent with preservation of capital and maintenance of liquidity.

 Principal Investment Strategies


   The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share by investing in various U.S. money market instruments maturing in 397 days or less from the time of purchase. The Money Market Fund invests only in those short-term fixed income securities that present minimal credit risk. All investments are of the highest credit quality as determined by one or more nationally-recognized ratings agencies.

 Primary Risks


   An investment in the Money Market Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund. The Fund's yield will fluctuate based on short-term interest rates. Over time, the real value of your portfolio may be eroded by inflation.

 Performance/Risk Information


   The bar chart and table below provide an indication of the risk of investing in the Money Market Fund. On July 30, 1999, the Wayne Hummer Money Fund Trust (the "Predecessor Fund") was merged into the Money Market Fund solely to change its form of legal entity; all historical performance information prior to July 31, 1999, set forth below reflects the performance of the Predecessor Fund. The bar chart shows how the Predecessor Fund's performance has varied among calendar years over a ten-year period (prior to July 31, 1999) and the Money Market Fund (commencing July 31, 1999). The table shows the average annual returns for one, five, and ten calendar years of the Predecessor Fund (prior to July 31, 1999) and the Money Market Fund (commencing July 31, 1999) and for the life of the Fund. Of course, the Funds' past performance does not indicate how the Money Market Fund will perform in the future.

Annual Total Returns


[CHART]
  1992 3.10%
  1993 2.45%
  1994 3.53%
  1995 5.31%
  1996 4.82%
  1997 5.00%
  1998 4.98%
  1999 4.60%
  2000 5.83%
  2001 3.61%


   The Money Market Fund's year-to-date return for the six-month period ended June 30, 2002 was 0.62%. During the period shown in the bar chart, the Money Market Fund's highest quarterly return was 1.50% (quarter ended September 30,
2000), and the Money Market Fund's lowest quarterly return was 0.49% (quarter ended December 31, 2001).

 Average Annual Total Returns for Years Ended December 31, 2001



                                               1      5    10   Life of
                                              Year  Years Years Fund/2/
                                              ----  ----- ----- -------
        Predecessor Fund/Money Market Fund/1/ 3.61% 4.80% 4.32%  5.96%

--------
/1/ Performance information for period prior to July 30, 1999, reflects the performance of the Predecessor Fund.
/2/  The Predecessor Fund began operations on April 2, 1982.

   The Money Market Fund's seven-day yield as of December 31, 2001 was 1.45%. Investors may call 1-800-621-4477 to obtain the Money Market Fund's current seven-day yield.

Fees and Expenses

   The following table describes the fees and expenses you may pay if you buy and hold shares of the Funds. The expenses shown are annual fund operating expenses based upon those incurred in the fiscal year ended March 31, 2002.

 Shareholder Fees (fees paid directly from your investment)


                                                                         Money
                                           CorePortfolio Growth  Income  Market
                                               Fund       Fund    Fund    Fund
                                           ------------- ------  ------  ------
 Maximum Sales Charge (Load) Imposed
   on Purchases (as a % of offering price)     2.00%*    2.00%*  1.00%*   NONE
 Maximum Deferred Sales Charge (Load)
   (as a % redemption proceeds)...........     1.00%**   1.00%** 1.00%**  NONE
 Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends................      NONE      NONE    NONE    NONE
 Redemption Fees..........................      NONE      NONE    NONE    NONE
 Exchange Fees............................     2.00%     2.00%   1.00%    NONE

--------
* The sales charge is eliminated in certain circumstances, such as for purchases of $1 million or more. See "How to Buy Fund Shares" later in this prospectus.
** A contingent deferred sales charge of 1% applies on redemptions made within 18 months following certain purchases made without a sales charge.

 Annual Fund Operating Expenses (expenses deducted from the Funds' assets)


                                                                     Money
                                         CorePortfolio Growth Income Market
                                             Fund       Fund   Fund   Fund
                                         ------------- ------ ------ ------
Management Fees.........................     0.40%     0.75%  0.50%  0.50%
Distribution (12b-1) Fees...............      NONE      NONE   NONE   NONE
Other Expenses (primarily transfer agent
  and professional fees)................     0.43%     0.14%  0.65%  0.14%
                                             -----     -----  -----  -----
Total Annual Fund Operating Expenses....     0.83%     0.89%  1.15%  0.64%
Fee Waiver*.............................     0.08%       N/A    N/A    N/A
                                             -----     -----  -----  -----
Net Expenses............................     0.75%     0.89%  1.15%  0.64%
                                             =====     =====  =====  =====

--------

* Pursuant to the investment advisory agreement with the Wayne Hummer Investment Trust, the investment adviser has contractually agreed to limit expenses of the CorePortfolio Fund to 0.75% of average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Pursuant to an expense limitation agreement with the Trust, this expense limitation is subject to possible reimbursement to the investment adviser within five years. This expense limitation agreement may be terminated by the Wayne Hummer Investment Trust or, after August 1, 2003, by the investment adviser, upon sixty days' prior written notice. This agreement also will terminate if the investment advisory agreement is terminated.


 Example


   The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year 3 Years 5 Years 10 Years
                                  ------ ------- ------- --------
               CorePortfolio Fund  $275   $444    $635    $1,190
               Growth Fund.......  $289   $478    $683    $1,274
               Income Fund.......  $216   $462    $727    $1,484
               Money Market Fund.  $ 65   $205    $357    $  798

Principal Investment Strategies and Risks

   This section explains the strategies that the investment adviser uses in pursuing each Fund's investment objective(s). It also explains how the investment adviser implements these strategies. In addition, this section discusses several important risks faced by investors in each Fund. The Funds' Board of Trustees oversees the management of the Funds and may change a Fund's investment strategies in the interest of shareholders.

Principal Investment Strategies

 Wayne Hummer CorePortfolio Fund


   The CorePortfolio Fund invests in common stocks of companies whose shares are traded on U.S. stock exchanges and that are included in the S&P 500. The CorePortfolio Fund is not managed according to traditional methods of "active" investment management, which involve the purchase and sale of securities based upon economic, financial, and market analysis and the judgment of the portfolio manager. Instead, the CorePortfolio Fund utilizes a "passive" investment model which operates as follows:


     1.At the end of each fiscal quarter of the Fund, the investment adviser determines the relative market capitalization weightings of each economic sector of the S&P 500, as determined by S&P, and of the individual stocks comprising the S&P 500. (The economic sectors of the S&P 500 currently are: Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunication Services and Utilities. A company's market capitalization is its stock price times the number of shares outstanding.)


     2.The investment adviser will select the two largest companies in each sector, based upon such companies' relative market capitalization weightings within each sector.

     3.The investment adviser will then determine the relative market capitalization weightings within each sector of each of the two companies selected in Step 2, which is each such company's market capitalization weighting relative to the S&P 500 divided by the sum of the two companies' individual market capitalization weightings relative to the S&P, each as determined in Step 1. For example, if the largest company in the sector is 1.5% of the S&P 500, and the second largest company is 1.0% of the S&P 500, then the total of those two companies' representation of the S&P 500 is 2.5% (1.5% + 1.0% = 2.5%). As a result, the largest company would be 60% of the sector (1.5%/2.5% = 60%), and the second largest company would be 40% of the sector (1.0%/2.5% = 40%).

     4.The investment adviser will then determine the company's weighting in the overall CorePortfolio model by multiplying the company's weighting in the sector (as determined in Step 3) by the capitalization weighting of the sector within the S&P 500 (as determined in Step 1). For example, if the largest company is 60% of the sector (as determined in Step 3), and the sector weighting as a percent of the S&P 500 is 10%, the company's weighting as a percentage of the overall CorePortfolio model would be 6% (60% X 10% = 6%). Similarly, if the second largest company is 40% of the sector (as determined in Step 3), and the sector weighting as a percent of the S&P 500 is 10%, the company's weighting as a percentage of the overall CorePortfolio Model would be 4% (40% X 10% = 4%).

     5.If companies each comprising 5% or less of the CorePortfolio model do not, in total, comprise 50% or more of the CorePortfolio model after Step 4, the investment adviser will add the company with the next largest capitalization weighting to each sector, descending from the largest sector, to the next largest sector that exceeds 5% of the S&P 500 until the total of such companies' share of the CorePortfolio model equals or exceeds 50% of the CorePortfolio model. For example, if the companies each comprising 5% or less of the CorePortfolio model total 45% of the CorePortfolio model, then the third largest company would be selected in the largest sector, and Steps 3 and 4 would be repeated. This process would continue, descending from the largest sector, until the companies each comprising 5% or less of the CorePortfolio model total 50% or more of the CorePortfolio model.

   The CorePortfolio model is rebalanced quarterly after the last business day of each quarter, and the investment adviser reallocates the Fund's portfolio on the basis of any changes in the CorePortfolio model on the following business day. Due to cash inflows and outflows (primarily from purchases and redemptions of Fund shares), the investment adviser expects the Fund's portfolio to drift marginally from the precise allocation of the CorePortfolio model between quarterly reallocations. Throughout each fiscal quarter, additional cash inflows will be invested on a pro-rata basis according to the weightings that were determined at the end of the most recent fiscal quarter. The Fund will attempt to remain fully invested. However, it may not always be fully invested for several reasons, including, but not limited to, obtaining economic efficiency with respect to brokerage costs. The investment adviser may use short-term investments to temporarily hold uninvested Fund assets. Similarly, the investment adviser expects to make any necessary sales of Fund holdings (due to shareholder redemptions of Fund shares) on a pro-rata basis according to the weightings that were determined at the end of the most recent fiscal quarter.

 Wayne Hummer Growth Fund


   The Growth Fund invests primarily in common stocks of U.S. companies. The investment adviser places an emphasis on the common stocks of medium-sized companies that have above-average earnings growth potential and that are attractively priced. Such companies may benefit from greater market recognition. To manage the risk of the Fund's portfolio, the investment adviser allocates the Fund's investments among many industries and companies. The investment adviser chooses the securities of companies it believes will benefit from favorable long-term economic, demographic, social, or political trends that it believes are not reflected in such companies' share prices. In selecting specific investments for the Fund, the investment adviser evaluates several factors, including growth prospects, financial condition, management, profitability, competitive position, product developments, productivity, input costs and sources, return on assets and equity, regulatory issues, and insider ownership. The investment adviser also considers the weightings of the various industry sectors within the Fund and the growth prospects of the various sectors.

   The investment adviser will buy and sell securities whenever necessary to achieve the Growth Fund's investment objective. During any period when the investment adviser foresees changing market or economic conditions, the investment adviser may shift the portfolio's emphasis, which could increase the rate of portfolio turnover. In general, the greater the volume of buying and selling by the Growth Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

 Wayne Hummer Income Fund


   The Income Fund invests primarily in U.S. dollar denominated publicly traded, investment-grade (rated not less than BBB by S&P or Baa by Moody's) corporate debt securities, securities issued by the U.S. government or its agencies, and mortgage-backed securities. The investment adviser pursues the Income Fund's investment objective by following an approach that involves: (1) modest portfolio changes in anticipation of changes in interest rates; (2) fundamental, value-based research; and (3) comparative sector analysis. When assessing the appropriate maturity, rating, and sector weighting of the Fund's portfolio, the investment adviser considers a variety of factors that are expected to influence economic activity and interest rates. Individual fixed-income investments are selected based upon the terms of the securities--such as yield, redemption features, liquidity, and current and expected future credit quality. The investment adviser also varies the Fund's allocation to various fixed-income sectors based upon the relative value offered by each sector.

   When selecting investments for the Income Fund, the investment adviser may take full advantage of the entire range of maturities of fixed-income securities and may adjust the Income Fund's average life from time to time, depending upon the investment adviser's assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Generally, the Income Fund's average life will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.


   Under normal market conditions, the Income Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the investment adviser expects the principal to be paid, and differs from stated maturity in that average life estimates the effect of expected principal prepayments and call provisions. Securities without prepayment or call provisions generally have an average life equal to their then remaining maturity.

   The Income Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Frequency of portfolio turnover will not be a limiting factor should the investment adviser deem it desirable to purchase or sell securities. In general, the greater the volume of buying and selling by the Income Fund, the greater the impact that other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

 Wayne Hummer Money Market Fund


   The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in money market instruments maturing in 397 days or less from the time of purchase. The Money Market Fund may also invest in nonconvertible corporate debt securities (e.g., bonds and debentures) and mortgage-backed securities maturing in 397 days or less from the date of their acquisition by the Fund. Such securities with a remaining maturity of less than 397 days tend to be extremely liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer term issues.


   The investment adviser pursues the Money Market Fund's investment objective by investing only in those short-term fixed income securities that present minimal credit risk. All investments are of the highest credit quality as determined by one or more nationally-recognized ratings agencies. Generally, the investment adviser makes modest changes in the weighted average maturity of the Fund's portfolio based on anticipated changes in the interest rates. Thus, the highest yielding securities consistent with the desired maturity and credit quality are selected for the Fund's portfolio of investments. Maturity selection is further refined to ensure that adequate liquidity is produced on a daily basis.

   The Money Market Fund is managed so that the average maturity of all its investments on a dollar-weighted basis is generally between 15 and 75 days and not more than 90 days depending upon the investment adviser's evaluation of market trends and other conditions. The Fund's investments are generally distributed evenly or ''laddered'' within this maturity range. The Fund's securities normally mature within six months, and in no event will the Fund invest in securities maturing more than 397 days from the date of acquisition.

   As a general policy, the Money Market Fund will hold securities until maturity. Although the Fund generally does not seek profits through short-term trading, it may dispose of any security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, the investment adviser believes such disposition is advisable. In addition, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.

Principal Securities in Which the Funds Invest

 Equity Securities



   The CorePortfolio Fund and the Growth Fund each may invest in equity securities. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock. Other equity securities in which the Funds may invest include preferred stocks, convertible securities, and warrants to purchase common stocks or other equity interests. The Income Fund may invest in preferred stocks, convertible securities, and certain warrants to purchase common stocks based on their income characteristics, notwithstanding their equity characteristics.


 Fixed-Income Securities


   The Income Fund and the Money Market Fund each may invest in certain types of fixed-income securities. Fixed-income securities pay interest, dividends, or distributions at a specified rate. The rate may be fixed or adjusted periodically. The issuer must also repay the principal amount of the security, normally within a specified time. Eligible fixed-income securities include U.S. dollar-denominated domestic corporate bonds, U.S. government bonds (including obligations of its agencies and instrumentalities), mortgage- and asset-backed securities, collateralized mortgage obligations, and comparable instruments. The Income Fund may also invest in U.S. dollar-denominated foreign corporate bonds, Canadian government bonds (including obligations of its agencies and instrumentalities), securities of certain supranational agencies, such as the International Development Bank, and municipal obligations.

 Mortgage-Backed Securities



   The Income Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund.


   Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.


   The Income Fund may purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


   With respect to mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. During periods of rising interest rates, the average life of mortgage-backed securities may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

 Asset-Backed Securities


   The Income Fund and Money Market Fund each may purchase or sell debt obligations known as asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.





Principal Risks of the Funds' Investments

 Stock Market Risk


   As mutual funds investing primarily in common stocks, the CorePortfolio Fund and the Growth Fund are subject to stock market risk. Stock market risk is the potential that a Fund's price per share, like the stock market generally, will go up and down within a wide range.

 Interest Rate Risk


   Because the Income Fund invests in longer-term bonds and other fixed-income securities, the Income Fund is subject to interest rate risk. Interest rate risk is the risk that the value of the Income Fund's fixed-income investments will decline due to rising interest rates (bond prices move in the opposite direction of interest rates). The longer the Income Fund's average life, the greater its interest rate risk. Because the Money Market Fund invests in short-term fixed-income securities, the Fund is also subject to interest rate risk.

 Reinvestment Risk


   Each Fund may invest to some extent in debt securities and/or cash equivalents. Therefore, each Fund is exposed to reinvestment risk. This can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Fund's current earnings rate.

 Credit Risk



   The Income and Money Market Funds' investments in fixed-income securities, including cash equivalents, also expose the Funds to credit risk. Credit risk is the risk that an issuer of a fixed-income security may be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower-rated bonds provide higher current yield but are considered speculative and carry greater credit risk than higher-rated bonds.

 Prepayment Risk



   The Income Fund may invest in various types of mortgage- and asset-backed securities. As such, the Fund is subject to prepayment risk, which is the risk that the issuer of a mortgage- or asset-backed security will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of mortgage- and asset-backed securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund. Prepayment risk causes mortgage- and asset-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities.






 Spread Risk


   Because the Income Fund invests in both corporate and government fixed-income securities, the Income Fund is subject to the risk that the differential or ''spread'' between interest rates of corporate and government fixed-income securities will narrow or broaden unexpectedly. In such circumstances, the value of certain portfolio securities, and of the portfolio as a whole, may be adversely affected.

 Investment Style Risk


   Each Fund is subject to investment style risk, which is the risk that returns from the types of securities in which a Fund invests will trail returns from other asset classes or the overall market for that asset class.

 Nondiversification Risk


   The CorePortfolio Fund may invest a greater percentage of its assets in a particular company, or in a small number of companies than diversified funds, which invest in a larger number of companies. Therefore, the CorePortfolio Fund may be subject to greater risks and larger losses than diversified funds if individual securities held by the CorePortfolio Fund decline in value.

 Manager Risk


   Each actively managed Fund (the Growth Fund, the Income Fund, and the Money Market Fund) is subject to manager risk, which is the risk that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

 Model Risk


   Model risk is the possibility that poor security selection by the investment adviser's proprietary model will cause the CorePortfolio Fund to underperform other funds with similar investment objectives.

How the Investment Adviser Manages Risk

 Hedging Strategies


   The CorePortfolio Fund and the Growth Fund may purchase put and call options traded on national securities exchanges, including put and call options on stock indices, and may write (sell) covered call options on securities held in its investment portfolio. The Income Fund may purchase put and call options traded on national securities exchanges or the Chicago Board Options Exchange, including put and call options on stock indices and interest rates and options on financial futures contracts, and may write covered call options on securities held in its investment portfolio. If options transactions are used by a Fund, such transactions will primarily serve to hedge its investment portfolio and to protect its portfolio securities from unexpected market downturns. The aggregate market value of portfolio securities underlying options written by the Funds may not exceed 25% of the CorePortfolio Fund or the Growth Fund's net assets or 5% of the Income Fund's net assets.

   The Income Fund may also enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index to hedge against anticipated future changes in interest rates or equity market conditions that might otherwise adversely affect the value of securities that the Income Fund holds or intends to purchase. The Income Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Income Fund and futures contracts subject to outstanding options written by the Income Fund would exceed 50% of the total assets of the Income Fund.

   The effectiveness of these investment techniques depends on the investment adviser's ability to predict movements in interest rates and stock prices. The risks involved in purchasing put or call options include the possible loss of the entire premium paid. The risks involved in writing covered call options include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying securities above the exercise price.

 Temporary Defensive Positions


   The Growth Fund and Income Fund each may, from time to time, take temporary defensive measures that are inconsistent with their respective principal investment strategies in response to adverse market, economic, political, or other conditions. For example, the Growth Fund may purchase put and call options (including stock index options), write covered call options, invest all or part of its assets in shares of fixed-income securities such as investment-grade commercial paper and corporate bonds, United States government securities, certificates of deposit, bankers' acceptances, variable rate notes, and other money market instruments (such as short-term corporate debt instruments), or retain cash. The Income Fund may hold cash or cash equivalents. In taking such measures, a Fund may not achieve its investment objective.

Management and Organization

Investment Adviser and Portfolio Managers


   The Funds' investment adviser is Wayne Hummer Asset Management Company (formerly known as Wayne Hummer Management Company), 300 South Wacker Drive, Chicago, Illinois 60606. The investment adviser manages the Funds' investments and provides the Funds with operating facilities and portfolio accounting services under the direction of the Board of Trustees. Wayne Hummer Management Company was organized in 1981 and also serves as investment adviser to various individual, institutional, and fiduciary accounts.


   As compensation for its advisory and management services to the Funds, the investment adviser receives an annual fee that is computed and accrued daily and payable monthly. The annual investment advisory fees paid by each Fund for its most recently completed fiscal year are shown below:


                                   Aggregate Fee as a Percentage
                Fund                   of Average Net Assets
                ----               -----------------------------
                CorePortfolio Fund             0.32%
                Growth Fund.......             0.75%
                Income Fund.......             0.50%
                Money Market Fund.             0.50%


   The investment adviser pays Standard & Poor's, a division of The McGraw-Hill Companies, Inc., an annual license fee of the greater of $10,000 or 0.01% of average daily net assets of the CorePortfolio Fund for use of the S&P 500. As part of the investment advisory contract between the Trust and the investment adviser, the investment adviser has agreed to waive its advisory fee and to reimburse the operating expenses of any Fund as may be necessary to limit the ordinary operating expenses of the CorePortfolio Fund to 0.75% of average daily net assets, the Growth Fund and Income Fund to 1.50% of average daily net assets, and the Money Market Fund to 1.00% of average daily net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, and extraordinary items. Pursuant to an expense limitation agreement with the Trust, on behalf of the CorePortfolio Fund, the Fund's expense limitation is subject to possible reimbursement to the investment adviser within five years. This expense limitation agreement may be terminated by the Trust or, after August 1, 2003, by the investment adviser, upon sixty days' prior written notice. This agreement also will terminate if the investment advisory agreement is terminated.

 CorePortfolio Fund and Growth Fund


   Thomas J. Rowland is the co-portfolio manager of the CorePortfolio Fund and the portfolio manager of the Growth Fund. Mr. Rowland joined Wayne Hummer Management Company in 1987. He has been the portfolio manager of the Growth Fund since 1996, and was a co-portfolio manager of the Growth Fund from 1987 to 1996. He has been a co-portfolio manager of the CorePortfolio Fund since its inception in 1999. He serves as managing director/first vice president and director of the investment adviser and president of the Funds. Prior to joining Wayne Hummer, Mr. Rowland spent 14 years with CNA Financial Corporation as a portfolio manager, research analyst, and securities trader. In addition, he spent five years with the trust department at Harris Trust & Savings Bank. He received a BBA in finance from the University of Notre Dame and an MBA from Northwestern University. He is a CFA charterholder and is a Fellow of the Financial Analysts Federation and a member of the Association for Investment Management and Research and the Investment Analysts Society of Chicago.

   David D. Cox is the co-portfolio manager of the CorePortfolio Fund with Mr. Rowland. Mr. Cox joined Wayne Hummer Management Company as a portfolio manager in 1994. He has been a co-portfolio manager of the CorePortfolio Fund since its inception in 1999. He earned a Bachelor of Science degree in accounting and economics from Babson College. He is a CFA charterholder and a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago.

 Income Fund and Money Market Fund


   David P. Poitras is the portfolio manager of the Income Fund and of the Money Market Fund. Mr. Poitras, executive vice president and director of fixed income of Wayne Hummer Investments L.L.C. (Wayne Hummer), the Funds' distributor, joined Wayne Hummer in 1985. He has been the portfolio manager of the Income Fund since 1992 and of the Money Market Fund since 1987. He serves as managing director/first vice president and director of the investment adviser and vice president of the Funds. He earned a Bachelor of Science degree in finance from Northern Illinois University. He is a member of the Municipal Bond Club of Chicago and the Bond Club of Chicago.

About Your Account

   This section provides information regarding your Fund account, including how to buy and sell Fund shares. Other shareholder services are explained as well. This section also covers certain distribution and income tax information.

Share Price

Each Fund's share price, called its net asset value (NAV), is calculated as of the close of the regular trading session (generally, 3:00 p.m. Chicago time) on each day the New York Stock Exchange (NYSE) is open for trading and at 3:00 p.m. Chicago time on each other day during which a sufficient degree of trading has occurred in the securities held by a particular Fund so as to materially affect such Fund's NAV. The Money Market Fund's NAV is not calculated on U.S. bank holidays (Columbus Day and Veteran's Day). The price at which you purchase, exchange, or redeem Fund shares is based on the next calculation of NAV after your order is received in proper form, plus any applicable sales charge. The Money Market Fund's NAV normally remains constant at $1.00 per share. The term "offering price" includes any applicable front-end sales charge
(load).

   The portfolio securities and assets of the CorePortfolio Fund, the Growth Fund, and the Income Fund are generally valued based upon market quotations from the primary market in which they are traded or, if market quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity), adjusted for amortization of premiums or accretion of discounts. The securities held by the Money Market Fund are valued using the amortized cost method.

   The Funds may suspend the determination of net asset value, the processing of orders, and the payment of redemption proceeds, and may postpone the payment date for redeemed shares for more than seven days under the following unusual circumstances: (1) the NYSE is closed (other than on weekends or holidays) or trading is restricted; (2) an emergency exists as determined by the Securities and Exchange Commission (the "SEC"), making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (3) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

How to Buy Fund Shares


   You may purchase Fund shares using any of the options explained in the table below. The Funds do not accept cash, third party checks, money orders or travelers checks. The Funds reserve the right to reject any order, including exchanges. In addition, subsequent share purchases may be made using one or more of the various shareholder service plans or privileges described under "Shareholder Services and Account Features" later in this prospectus.


 By Check


   . Make out a check for your investment amount, payable to "Wayne Hummer
     Investments L.L.C."

   . Include a note specifying the Fund name, your account number, and the name(s) in which the account is registered.


   . Deliver your check, your completed application if opening a new brokerage account or your completed Fund application, and your note to your Wayne Hummer Investment Executive, or mail them to:


     Wayne Hummer Investments L.L.C.
     300 South Wacker Drive
     Chicago, Illinois 60606

 By Wire


   . If opening a new brokerage account, deliver your completed application to your Wayne Hummer Investment Executive or mail it to:

     Wayne Hummer Investments L.L.C.
     300 South Wacker Drive
     Chicago, Illinois 60606


   . If opening a new account directly with the Fund, deliver your completed application to:



     Wayne Hummer Investment Trust


     300 South Wacker Drive


     Chicago, Illinois 60606


   . Obtain your account number by calling your Wayne Hummer Investment
     Executive or the Wayne Hummer Fund Department.

   . Instruct your bank to wire the amount of your investment to:

     Harris Trust Bank
     ABA # 071000288
     For the Benefit of Wayne Hummer Investments L.L.C.
     Account #4429445
     For Further Credit [name on account] and [your ten digit

     account #] [Name of Fund]


     Contact your Wayne Hummer Investment Executive or the Wayne
     Hummer Fund Department to specify the Fund(s) you wish to purchase. Your bank may charge a fee to wire funds.

 By Phone


   . Call your Wayne Hummer Investment Executive (investment by phone is available only if you have a free credit balance in an existing brokerage account with Wayne Hummer Investments L.L.C.)

   Orders received by Wayne Hummer with payment prior to the close of the regular trading session on the NYSE (generally 3:00 p.m. Chicago time) will be effected that business day. Orders received after that time will be effected the next business day. Income Fund and Money Market Fund shares begin to earn dividends on the business day following the day on which your order is effected. As used in this prospectus, "business day" generally means any day that the NYSE is open for business. For the Money Market Fund, however, the term "business day" does not include U.S. bank holidays (Columbus Day and Veteran's Day). If you purchase Fund shares by check, Wayne Hummer advances federal funds on your behalf to pay for such shares. If your check is subsequently dishonored, Wayne Hummer has the right to redeem your shares and to retain any dividends paid or distributions made with respect to such shares.

Account Activity

   You will receive a periodic statement reporting all of your account transactions during the month. You will also receive written notification when trades are effected for your account (except for Money Market Fund transactions and any automatic transactions and distributions, which will be reported on the monthly statements).

Investment Minimums

                         Initial Purchases       Subsequent Purchases
                         ----------------- --------------------------------
     CorePortfolio and
     Growth Funds

      Regular Account     $1,000 minimum   $500 minimum
                                           ($100 monthly minimum if you use
                                           Systematic Investment Plan or
                                           Payroll Direct Deposit Plan)

      Retirement Account  $500 minimum     $200 minimum

     Income Fund

      Regular Account     $2,500 minimum   $1,000 minimum
                                           ($100 monthly minimum if you use
                                           Systematic Investment Plan or
                                           Payroll Direct Deposit Plan)

      Retirement Account  $2,000 minimum   $500 minimum

     Money Market Fund

      Regular Account     $500 minimum     $500 minimum
                                           ($100 weekly minimum for
                                           Automatic Sweep Program)
                                           ($100 monthly minimum if you use
                                           Systematic Investment Plan or
                                           Payroll Direct Deposit Plan)

      Retirement Account  $500 minimum     $500 minimum
                                           ($100 weekly minimum for
                                           Automatic Sweep Program)

   Investments may be made in any amount in excess of these minimums. The above investment minimums may be lower for custodian accounts and accounts that are part of an employer-sponsored and administered 401(k) plan. Purchases of Fund shares generally will be effected through your Wayne Hummer brokerage account, and all shares purchased are entered and credited to your account. Your purchase will be effected at the net asset value next determined after Wayne Hummer receives your request in proper form, less any applicable sales charge. The Funds reserve the right, in their sole discretion, to vary at any time the initial and subsequent investment minimums, to withdraw the offering, or to refuse any purchase order. The Funds may suspend the determination of net asset value, which would delay the processing of your purchase order, in certain unusual circumstances, as described under "Share Price" above.

Sales Charges

                                     Sales Charge as a   Sales Charge as a
                                    Percentage of Public Percentage of Net
     Purchase Amount                  Offering Price*     Amount Invested
     CorePortfolio and Growth Funds
        Less than $1 million.......        2.00%               2.02%
        $1 million or greater......         NONE                NONE
     Income Fund
        Less than $1 million.......        1.00%               1.01%
        $1 million or greater......         NONE                NONE

--------
*  The term "offering price" includes any applicable front-end sales charge
   (load).

 The sales charge may be eliminated by:


   . purchasing shares in an amount of $1 million or greater;

   . purchasing through a trust, pension plan, profit sharing plan, 401(k) plan, or other benefit plan that makes an initial investment in one or more Funds aggregating $250,000 or more or that has 20 or more participants. (Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Wayne Hummer Investments L.L.C.);

   . combining concurrent purchases of shares to reach $1 million or more:
     --by you, your spouse, and your children under age 21 or --in the CorePortfolio Fund, the Growth Fund, and the Income Fund; or

   . signing a letter of intent to purchase not less than $1 million of Fund shares within 13 months.

   In addition, CorePortfolio Fund, Growth Fund, and Income Fund shares may be purchased at net asset value, without a sales charge, to the extent such a purchase, which must be at least $5,000, is paid for with the proceeds from the redemption of shares of a nonaffiliated mutual fund. A qualifying purchase of Fund shares must occur within 21 days of the prior redemption, and the Funds must receive a copy of the confirmation of the redemption transaction. Wayne Hummer Investments L.L.C. may compensate its investment executives in connection with such purchases. This privilege may be revoked at any time.

   A 1% contingent deferred sales charge may be imposed on redemptions by accounts that invest with no initial sales charge if redemptions are made within 18 months of purchase. The charge is applied to the value of the original purchase or sales proceeds, whichever is lower. For partial redemptions, shares not subject to the sales charge are redeemed first and other shares are then redeemed in the order purchased.

   No sales charge will be assessed on purchases of additional shares in the same Fund by shareholders whose original shares were purchased before July 30, 1999, on redemptions of shares which were purchased before July 30, 1999, or on shares which are purchased through the reinvestment of income and capital gain distributions. Purchases of shares of the Money Market Fund are not subject to a sales charge.

 Letter of Intent


   You may purchase CorePortfolio Fund, Growth Fund, and Income Fund shares without a sales charge under a letter of intent to purchase not less than $1 million of Fund shares within 13 months. The letter of intent imposes no obligation to purchase or sell additional Fund shares. If you sign a letter of intent and do not purchase at least $1 million of Fund shares within 13 months (or if you redeem Fund shares during that period such that your total investment is less than $1 million), your investment will be subject to the sales charge.


   If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify your Wayne Hummer Investment Executive or the Fund at the time of purchase. If you do not so notify your Wayne Hummer Investment Executive or the Fund, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Shareholder Services and Account Features

   This section describes the various services that are available to you as a shareholder. These services may cease to be offered or may be modified at any time.

 Systematic Investment Plan


   Shareholders (except those holding Fund shares through retirement plan accounts) may arrange to have a pre-authorized amount ($100 minimum) drawn on their bank accounts and automatically invested in a specific Fund or Funds on a specified day of each month. A monthly systematic investment plan cannot assure you of a profit or protect you against loss in a declining market. You should select an amount that fits within your financial ability to continue making purchases throughout changing market conditions.


   To participate in the systematic investment plan, call your Wayne Hummer Investment Executive or the Fund for an authorization agreement, which contains details about the plan. You may stop participating in the systematic investment plan at any time by notifying your Wayne Hummer Investment Executive or the Fund.


 Payroll Direct Deposit Plan


   After establishing a Fund account that meets the applicable minimum initial investment requirement, you may purchase additional Fund shares through the Funds' Payroll Direct Deposit Plan. Under this plan, you may make periodic investments ($100 monthly minimum) automatically from your paycheck into your existing Fund account. By enrolling in this plan, you authorize your employer to deduct a specified amount from your paycheck and deposit it into the Fund's bank account for the purchase of additional Fund shares. In most cases, your Fund account will be credited on the day after the Fund's bank receives your investment. You may also use this plan for other direct deposits, such as social security checks, military allotments, and annuity payments.


   To enroll in the Payroll Direct Deposit Plan, call your Wayne Hummer Investment Executive or the Fund, who will give you the necessary information. Your employer must have available for its employees direct deposit capabilities through the Automated Clearing House for you to participate in this plan. Once you enroll in this plan, you may alter the amount or frequency of your deposit or stop your participation in this plan by notifying your employer.

 Exchange Privilege



   The Funds allow you the unlimited privilege of exchanging your CorePortfolio Fund, Growth Fund, Income Fund, or Money Market Fund shares for each other. Share exchanges into the CorePortfolio Fund, the Growth Fund, or the Income Fund are subject to a sales charge of 2.00% for the CorePortfolio Fund or the Growth Fund, and 1.00% for the Income Fund. However, if the shares of the Fund into which you are exchanging carries an equal or greater load, you will receive a credit for the load that you previously paid. You will not, however, receive a credit if the shares of the Fund into which you are exchanging carries a lesser load. This sales charge may be waived in certain other circumstances, as described under "Sales Charges" above. The Funds cannot guarantee that you will be able to exchange your Fund shares by telephone during emergency situations or unusual market conditions. You may only exchange Fund shares if the Fund into which you want to exchange your investment is available for sale in the state in which you live. Exchanges will be effected at the net asset value, plus the applicable sales charge, if any, next determined after Wayne Hummer receives your exchange request in proper form. For federal income tax purposes, an exchange of one Fund's shares for the shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax. To learn more about the exchange privilege, contact your Wayne Hummer Investment Executive or the Fund.


 Automatic Sweep Program (Money Market Fund only)


   Wayne Hummer maintains a "sweep program" that allows you to automatically purchase and redeem Money Market Fund shares.

   Under this program, if you have a free credit cash balance of $100 or more in your Wayne Hummer brokerage account, such balance is automatically invested in Money Market Fund shares on a specified day of each week (currently, Friday), or if the specified day is not a business day, then on the prior business day. If you have a free credit cash balance of $500 or more arising from cash deposits into your Wayne Hummer brokerage account from dividend and interest payments that you have not directed to be disbursed from your Wayne Hummer brokerage account to you, or from any other source, such balance is automatically invested in Money Market Fund shares on the day of receipt in your account if deposited in your account prior to the close of the regular trading session of the NYSE (normally 3:00 p.m. Chicago time). If you have a free credit cash balance of $500 or more arising from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) or from principal repayments on debt securities, such balance is automatically invested in Money Market Fund shares on the business day on which the proceeds are received in your brokerage account.

   To enroll in the automatic sweep program, contact your Wayne Hummer Investment Executive. You may terminate your participation in the automatic sweep program at any time by contacting your Wayne Hummer Investment Executive.

 Retirement Plans


   Wayne Hummer provides several self-directed retirement plans, including an Individual Retirement Account Plan, a Roth Individual Retirement Account Plan, a Simplified Employee Pension Plan, a Money Purchase Plan and a Profit-Sharing Plan, through which you may invest in the Funds on a tax-sheltered basis. Orders for Fund shares that you purchase for your retirement account must be placed by Wayne Hummer. You may combine your Fund investments with your other investments purchased through Wayne Hummer in your retirement account. For minimum retirement plan investment amounts, see the table entitled "Investment Minimums" earlier in this section.

   You may get additional information on retirement plans provided by Wayne Hummer, including a description of applicable service fees and limitations on contributions and withdrawals, by calling Wayne Hummer at 1-800-621-4477 or by writing to Wayne Hummer Investments L.L.C., Attention: Retirement Plans Department, 300 South Wacker Drive, Chicago, Illinois 60606.

How to Sell Fund Shares

 Redemption Procedures



   You may redeem your shares at any time without charge at the net asset value next determined after the Fund or Wayne Hummer receives your redemption request in proper form. By opening a brokerage account with Wayne Hummer or establishing an account directly with the Fund, you are agreeing with the Trust and Wayne Hummer that neither the Trust nor Wayne Hummer is responsible for the authenticity of redemption instructions or the delivery of redemption proceeds by check from Wayne Hummer or the Fund. The value of your shares upon redemption may be more or less than what you paid for them. The value of an investment in the Money Market Fund will normally remain constant at $1.00 per share.



   You may sell Fund shares through your Wayne Hummer Investment Executive or the Fund by telephone, by mail, or in person. The telephone redemption procedure may be terminated by the Funds or Wayne Hummer at any time. Your redemption request must include the Fund name, your account number, the name(s) in which the account is registered, and the dollar value or number of shares that you want to redeem.

   If Wayne Hummer receives your redemption request prior to the close of trading on the NYSE on a day when the Fund's shares are priced, your request will be effected that day and the proceeds credited to your brokerage account the next business day. If Wayne Hummer receives your redemption request after the close of the regular trading session or on a day when the Fund's shares are not priced, your request will be effected the next business day. Shares of the Money Market Fund or the Income Fund covered by a redemption request received in proper form before 3:00 p.m. Chicago time will continue to accrue dividends declared through the close of business on the date of receipt. Shares of the Money Market Fund or Income Fund covered by a redemption request received in proper form after 3:00 p.m. Chicago time will continue to accrue dividends declared through the close of business on the next business day following the date of receipt.


   When you make your redemption request, you may instruct Wayne Hummer or the Fund to transmit your redemption proceeds by mail. If you have established a brokerage account with Wayne Hummer, Wayne Hummer normally will mail your investment proceeds on the day they are credited to your brokerage account, or, if you make your request to transmit your investment proceeds by mail subsequent to your redemption request, your investment proceeds will be mailed on the next business day after receipt of your request to transmit your investment proceeds by mail. If you have established an account directly with the Fund, your investment proceeds normally will be mailed on the next business day following the day the trade was effected. In either event, payment will be made within three business days after your redemption is effected or your request to transmit your investment proceeds is received.



   However, the Funds may suspend the right of redemption and may postpone the date of payment for shares for more than seven days under certain unusual circumstances, as described under ''Share Price'' above. Regardless of when the Fund effects payment for shares that you redeem, the price at which you redeem Fund shares is based on the next calculation of NAV after your order is received in proper form. At various times, the Funds may be requested to redeem shares for which good payment has not been received. For example, if you purchased shares by check, your check may not have been cleared through the banking system even though Wayne Hummer had advanced federal funds to effect your purchase. In such event, your redemption proceeds may be delayed for up to 15 days while the Fund awaits assurance that good payment has been collected.

 Automatic Redemption of Fund Investments



   Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares (other than shares purchased for a retirement plan provided by Wayne Hummer) for their then current value if at any time the value of your Fund investment falls below a certain amount, unless the value of your Fund investment falls below the specified minimum due to a decline in the market value of a Fund's assets. This amount currently is $500 for each Fund. If your Fund investment falls below the applicable minimum, you will first be notified that the value of your total investment is less than the minimum and will be allowed two months to make an additional investment before your account will be automatically redeemed. The proceeds of any such redemption will be credited to your brokerage account, if applicable, and will be mailed to you by check.


   The Funds reserve the right to close an account and redeem shares if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

 Redemption by Check (Money Market Fund only)


   Shareholders of the Money Market Fund (except those holding Fund shares through a retirement plan account) may establish a special checking account with State Street Bank and Trust Company (''State Street'') to redeem Money Market Fund shares by check. Redeeming Money Market Fund shares by check enables you to earn the dividends declared on your shares until the check is presented to State Street for payment. To set up a checking account with State Street and to request checks, contact the Fund or your Wayne Hummer Investment Executive.

   You may write checks payable to any party in amounts of $500 or more, up to a maximum of $250,000. A check representing a redemption request will be processed ahead of any other redemption instructions issued by you and before any automatic redemptions are effected in your account pursuant to the automatic sweep program. Checks that have been honored will be returned periodically to you by State Street Bank and Trust Company, the Funds' Custodian and Transfer and Dividend Paying Agent.

   Currently, the Fund does not charge for normal use of the check redemption privilege other than as set forth below. If (1) the amount of your check is greater than the value in your account; or (2) your check is for an amount less than $500, your check will be dishonored, and State Street will return it unpaid to the person to whom you wrote your check. The Fund may charge you its costs for (1) each stop payment; (2) each check written for an amount under $500; (3) each check written in excess of $250,000; and (4) each check returned because there are insufficient shares in your Fund account. In addition, the Fund reserves the right to impose a charge for the check-writing privilege at a future date, to charge for excessive use of the check-writing privilege, to charge for its costs for checks returned for any reason, and to make other additional charges to recover the costs of providing the check-writing privilege. All charges will be deducted from any existing or future credit balance in your Wayne Hummer brokerage account.

 Automatic Redemptions to Satisfy Debit Balances (Money Market Fund only)


   Redemptions of Money Market Fund shares will be automatically effected on a daily basis by Wayne Hummer to satisfy debit balances existing in your brokerage account just prior to the close of the regular trading session of the NYSE (normally 3:00 p.m. Chicago time). After application of any free credit cash balances in your account to such debit balances, the number of shares needed to satisfy the remaining debit balance will be redeemed at the net asset value determined at the close of the regular trading session of the NYSE (normally 3:00 p.m. Chicago time) that day. If more than one redemption transaction is processed on a specific day and the number of shares available for redemption is insufficient to satisfy all redemption transactions, redemptions by check, if presented, will take precedence over redemption to satisfy debit balances resulting from activity in your brokerage account. The automatic redemption of shares to settle debit balances in your brokerage account for purchases of other securities may occur prior to the settlement date of such purchases. As a result, your redemption proceeds may remain uninvested in your brokerage account until the settlement date.

 Redemption in Kind (Money Market Fund only)


   The Money Market Fund has reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (1) $250,000 or (2) 1% of the Fund's net asset value being redeemed.

Transactions Through Broker-Dealers

   You may purchase or redeem shares through broker-dealers or agents appointed by Wayne Hummer, who may charge a fee for such services. The Funds may agree to modify or waive their purchase and redemption procedures or requirements to facilitate these transactions.

Distributions

   The CorePortfolio Fund, the Growth Fund, and the Income Fund distribute to shareholders substantially all of their net ordinary income and any capital gains realized from the sale of portfolio securities. The CorePortfolio Fund and the Growth Fund normally declare ordinary income dividends in April, July, October, and December. The Income Fund declares ordinary income dividends daily and pays such dividends monthly. These Funds pay net realized capital gains, if any, in late April and December. The Money Market Fund declares as daily dividends all of the Fund's undistributed net investment income and pays such dividends monthly. The Money Market Fund does not expect to realize any long-term gains or losses.

   You have the option of receiving dividends and capital gains distributions in cash, or you can have them automatically reinvested in more shares of the Funds. Dividends and capital gains distributions are automatically reinvested in Fund shares at net asset value on the payable date, without a sales charge, unless you instruct Wayne Hummer otherwise. Such instructions take effect within 10 days after they are received in writing by Wayne Hummer. Distributions are taxable to you whether they are received in cash or reinvested in additional shares, as described under "Taxes" below.

Taxes

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending upon the purchase price and the sale price, you may have a gain or loss on the transaction.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, foreign, state, or local taxes may apply to your investment, depending upon the laws of your place of residence. Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Exchanges among Funds are also taxable events. Distributions may be taxable at different rates depending upon the length of time a Fund holds a security. Dividends representing net investment income and net short-term capital gains, if any, are taxable to you as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders at a maximum 20% capital gains rate regardless of the length of time that shareholders have owned Fund shares. In certain states, a portion of the dividends and distributions (depending upon the sources of a Fund's income) may be exempt from state and local taxes. Dividends received by shareholders of the Income Fund attributable to interest income received by the Income Fund from municipal obligations will be subject to federal income tax.

   A dividend or distribution received shortly after the purchase of shares reduces the net asset value of such shares by the amount of the dividend and, although in effect a return of capital, is taxable to you. Any dividends or capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January are taxable as if paid on December 31 of the calendar year in which they were declared. The Trust is required by law to withhold federal income tax at the rate currently in effect from taxable distributions and redemption proceeds paid to shareholders who do not furnish their correct taxpayer identification numbers (for individuals, their social security numbers) and in certain other circumstances.

   Information with regard to the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31 of each year. Account tax information will also be sent to the Internal Revenue Service.

Shareholder Reports

   To reduce expenses, only one copy of most shareholder reports may be mailed to all accounts with the same social security or taxpayer identification number or to all shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of reports be mailed to each account with a common taxpayer number or to two or more shareholders in the same household.

Financial Highlights

The following Financial Highlights tables are intended to help you understand the Funds' financial performance for the past five years or the period of a Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) each year on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the Funds' most recent annual reports to shareholders. You may have the Funds' annual reports sent to you without charge by contacting Wayne Hummer.

 Wayne Hummer CorePortfolio Fund


                                                                 Year Ended       August 2,
                                                                  March 31,         1999-
                                                             -----------------    March 31,
                                                               2002      2001       2000
                                                             -------   -------   ---------
Net Asset Value, Beginning of Period........................ $  7.97   $ 11.49    $  9.80
                                                             -------   -------    -------
Income from Investment Operations
  Net Investment Income.....................................    0.04      0.03       0.02
  Net Realized and Unrealized Gains (Losses) on Investments.   (0.05)    (3.53)      1.69
                                                             -------   -------    -------
      Total from Investment Operations......................   (0.01)    (3.50)      1.71
                                                             -------   -------    -------
Less Distributions
  Dividends from Net Investment Income......................   (0.04)    (0.02)     (0.02)
                                                             -------   -------    -------
Net Asset Value, End of Period.............................. $  7.92   $  7.97    $ 11.49
                                                             =======   =======    =======
Total Return (a)............................................   (0.14%)  (30.53%)    17.41%
                                                             =======   =======    =======
Ratios/Supplementary Data
  Net Assets, End of Period (000's)......................... $25,531   $22,603    $26,983
  Ratio of Total Expenses to Average Net Assets (b).........    0.75%     0.75%      0.75%(c)
  Ratio of Net Investment Income to Average Net Assets (b)..    0.56%     0.22%      0.30%(c)
  Portfolio Turnover Rate...................................      28%       57%        37%(c)

Notes to Financial Highlights

a.)Excludes 2% sales charge.

b.)During the fiscal periods ended March 31, 2002, 2001 and 2000, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.08%, 0.08% and 0.04%, respectively.

c.)Ratios have been determined on an annualized basis.

 Wayne Hummer Growth Fund


                                                           Year Ended March 31,
                                            -------------------------------------------------
                                              2002       2001      2000      1999      1998
                                            --------  --------   --------  --------  --------
Net Asset Value, Beginning of Year......... $  35.96  $  46.83   $  36.66  $  36.10  $  28.03
                                            --------  --------   --------  --------  --------
Income from Investment Operations
Net Investment Income......................     0.02      0.05       0.06      0.14      0.19
Net Realized and Unrealized Gains (Losses)
 on Investments............................     3.13     (6.73)     14.17      2.09     10.57
                                            --------  --------   --------  --------  --------
      Total from Investment Operations.....     3.15     (6.68)     14.23      2.23     10.76
                                            --------  --------   --------  --------  --------
Less Distributions
  Dividends from Net Investment Income.....    (0.06)    (0.02)     (0.07)    (0.16)    (0.20)
  Distributions from Net Realized Gains on
   Investments.............................    (0.74)    (4.17)     (3.99)    (1.51)    (2.49)
                                            --------  --------   --------  --------  --------
      Total Distributions..................    (0.80)    (4.19)     (4.06)    (1.67)    (2.69)
                                            --------  --------   --------  --------  --------
Net Asset Value, End of Year............... $  38.31  $  35.96   $  46.83  $  36.66  $  36.10
                                            ========  ========   ========  ========  ========
Total Return (a)...........................     8.90%   (15.23%)    41.33%     6.37%    40.57%
                                            ========  ========   ========  ========  ========
Ratios/Supplementary Data
  Net Assets, End of Year (000's).......... $164,797  $152,217   $185,665  $139,494  $140,743
  Ratio of Total Expenses to Average Net
   Assets..................................     0.89%     0.91%      0.95%     0.94%     0.96%
  Ratio of Net Investment Income to
   Average Net Assets......................     0.08%     0.13%      0.15%     0.41%     0.58%
  Portfolio Turnover Rate..................        5%        9%        10%       12%        7%


Note to Financial Highlights

a.)Excludes sales charge of 2% which was effective August 1, 1999 for new accounts.

 Wayne Hummer Income Fund


                                                             Year Ended March 31,
                                                 -------------------------------------------
                                                 2002/(b)/   2001     2000     1999     1998
                                                 --------  -------  -------  -------  -------
Net Asset Value, Beginning of Year.............. $ 15.21   $ 14.65  $ 15.21  $ 15.38  $ 14.66
                                                 -------   -------  -------  -------  -------
Income from Investment Operations
  Net Investment Income.........................    0.77      0.86     0.90     0.89     0.94
  Net Realized and Unrealized Gains (Losses) on
   Investments..................................   (0.29)     0.56    (0.56)   (0.17)    0.72
                                                 -------   -------  -------  -------  -------
      Total from Investment Operations..........    0.48      1.42     0.34     0.72     1.66
                                                 -------   -------  -------  -------  -------
Less Distributions
  Dividends from Net Investment Income..........   (0.77)    (0.86)   (0.90)   (0.89)   (0.94)
                                                 -------   -------  -------  -------  -------
Net Asset Value, End of Year.................... $ 14.92   $ 15.21  $ 14.65  $ 15.21  $ 15.38
                                                 =======   =======  =======  =======  =======
Total Return (a)................................    3.17%    10.02%    2.03%    4.74%   11.25%
                                                 =======   =======  =======  =======  =======
Ratios/Supplementary Data
  Net Assets, End of Year (000's)............... $18,456   $17,371  $18,033  $20,327  $21,304
  Ratio of Total Expenses to Average Net Assets.    1.15%     1.08%    1.02%    1.01%    1.01%
  Ratio of Net Investment Income to Average Net
   Assets.......................................    4.98%     5.85%    5.78%    5.78%    6.00%
  Portfolio Turnover Rate.......................      50%       37%      11%      37%      28%


Notes to Financial Highlights

a.)Excludes sales charge of 1% which was effective August 1, 1999 for new accounts.

b.)As required, effective January 1, 2001, the Fund has adopted provisions of the AICPA Audit and Accounting Guide for investment companies and began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. These changes for the year ended March 31, 2002, did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets decreased from 5.07% to 4.98%. Per share, ratios and supplementary data for years ended prior to March 31, 2002, have not been restated to reflect this change in presentation.

 Wayne Hummer Money Market Fund

                                                        Year Ended March 31,
                                          ------------------------------------------------
                                            2002      2001      2000      1999      1998
                                          --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year....... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                          --------  --------  --------  --------  --------
Income from Investment Operations
  Net Investment Income..................     0.03      0.05      0.05      0.04      0.04
  Less Dividends from Net Investment
   Income................................    (0.03)    (0.05)    (0.05)    (0.04)    (0.04)
                                          --------  --------  --------  --------  --------
Net Asset Value, End of Year............. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                          ========  ========  ========  ========  ========
Total Return.............................     2.61%     5.81%     4.85%     4.82%     5.07%
                                          ========  ========  ========  ========  ========
Ratios/Supplementary Data
  Net Assets, End of Year (000's)........ $416,441  $422,500  $361,187  $350,973  $298,908
  Ratio of Total Expenses to Average Net
   Assets................................     0.64%     0.72%     0.72%     0.71%     0.72%
  Ratio of Net Investment Income to
   Average Net Assets....................     2.57%     5.64%     4.74%     4.70%     4.96%

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606

INVESTMENT ADVISER AND PORTFOLIO ACCOUNTING AGENT:


Wayne Hummer Asset Management Company

300 South Wacker Drive
Chicago, Illinois 60606

AUDITORS:

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606




COUNSEL:


Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, Illinois 60602

CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                               -----------------

Start Investing Today...

For More Information
If you would like more information about the Wayne Hummer Investment Trust or any of the Funds, the following documents are available for free upon request:

Annual/Semi-annual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Growth Fund, the Income Fund and the CorePortfolio Fund's performance during their most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semi-annual report or the SAI, or to request additional information about the Wayne Hummer Investment Trust or any of the Funds, please contact Wayne Hummer as follows:

Chicago  Toll-free: 800-621-4477  Local: 312-421-1700
        300 South Wacker Drive  Chicago, IL 60606-6607

Appleton  Toll-free: 800-678-0833  Local: 920-734-1474
         200 East Washington Street  Appleton, Wisconsin 54911-5468

Internet  www.whummer.com

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the EDGAR Database on the SEC's web site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                                      Investment Company Act File No.: 811-3880

                          Wayne Hummer Investment Trust

                                  (the "Trust")

                         Wayne Hummer CorePortfolio Fund
                            Wayne Hummer Growth Fund
                            Wayne Hummer Income Fund
                         Wayne Hummer Money Market Fund

                 (each a "Fund" and, collectively, the "Funds")

                             300 South Wacker Drive
                             Chicago, Illinois 60606
                                  800-621-4477

            Statement of Additional Information dated July 31, 2002.

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Trust's current prospectus (dated July 31, 2002), as supplemented from time to time (the "Prospectus"). The Trust's financial statements and the Report of Independent Auditors thereon from the Annual Report to Shareholders dated March 31, 2002 are incorporated by reference into this SAI. You can get a free copy of the Prospectus and/or the Annual Report to Shareholders by writing or calling the Trust at the address or phone number above.


(R)"Wayne Hummer" and wh [LOGO] are registered service marks of Wayne Hummer Investments L.L.C.


                                TABLE OF CONTENTS

Fund History ...............................................................................................   B-1

Investment Strategies, Policies, and Risks .................................................................   B-1
         Fundamental and Nonfundamental Investment Policies ................................................   B-1
         Investment Strategies and Associated Risks ........................................................   B-5

Management of the Trust ....................................................................................  B-17
         Trustee and Officers ..............................................................................  B-17
         Board of Trustees .................................................................................  B-20
         Trustee Compensation ..............................................................................  B-20
         Trustees' Holdings of Fund Shares .................................................................  B-21

Investment Advisory and Other Services .....................................................................  B-22
         Investment Adviser ................................................................................  B-22
         Distributor and Shareholder Service Agent ........................................................   B-25
         Code of Ethics ....................................................................................  B-26

Brokerage Allocation .......................................................................................  B-26

Shareholder Rights and Liabilities .........................................................................  B-27

Trust Name .................................................................................................  B-29

Purchase, Redemption, and Pricing of Shares ................................................................  B-29

Taxes ......................................................................................................  B-32

Performance Information ....................................................................................  B-33

Independent Auditors .......................................................................................  B-37

Custodian and Transfer and Dividend Paying Agent ...........................................................  B-37

Legal Counsel ..............................................................................................  B-37

Reports to Shareholders ....................................................................................  B-37

Financial Statements .......................................................................................  B-37


Appendix - Ratings of Debt Obligations

                                  FUND HISTORY

     Wayne Hummer Investment Trust is a Massachusetts business trust. The Trust is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Trust currently consists of four series: the Wayne Hummer CorePortfolio Fund ("CorePortfolio Fund"), the Wayne Hummer Growth Fund ("Growth Fund"), the Wayne Hummer Income Fund ("Income Fund"), and the Wayne Hummer Money Market Fund ("Money Market Fund"): all but the CorePortfolio Fund are diversified portfolios. The CorePortfolio Fund is non-diversified. The Trust was organized on September 29, 1983. Shares of the Growth Fund were first offered to the public on December 30, 1983, and shares of the Income Fund were first offered to the public on December 1, 1992. The Board of Trustees voted to change the name of the Trust from "Wayne Hummer Growth Fund Trust" to "Wayne Hummer Investment Trust," effective December 1, 1992.

     The Money Market Fund was originally organized as a separate Massachusetts business trust, the Wayne Hummer Money Fund Trust ("WHMFT"), on December 4, 1981. In July 1999, WHMFT was reorganized as the Wayne Hummer Money Market Fund, a series of the Wayne Hummer Investment Trust. Shares of the CorePortfolio Fund were first offered to the public on August 2, 1999.

                   INVESTMENT STRATEGIES, POLICIES, AND RISKS

Fundamental and Nonfundamental Investment Policies


     The investment objective and principal investment strategies of each Fund are described in the Prospectus for the Trust. The following fundamental investment policies may not be changed without approval by holders of "a majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or more than 50% of the Fund's outstanding shares, whichever is less.

     The following investment restrictions, which cannot be changed without shareholder approval, apply only to the CorePortfolio Fund, the Growth Fund, and the Income Fund.

     Each Fund may not:

          (1) Invest in the securities of an issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer.

          (2) Concentrate its investments in any particular industry; provided that if it is deemed appropriate for the attainment of the Fund's investment objectives, up to 25% of its total assets may be invested in any one industry.

          (3) Make investments for the purpose of exercising control or management.

          (4) Purchase or sell real estate, commodities or commodity contracts, except that the Income Fund may enter into options on financial futures contracts.

          (5) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, except with respect to the Income Fund which may make margin deposits in connection with transactions on options, futures and options on futures.

          (6)  Make short sales of securities or maintain a short position.

          (7) Make loans to other persons; provided that the Fund may use repurchase agreements, and provided further that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, variable rate notes or other money market instruments that are a portion of an issue to the public shall not be deemed to be the making of a loan and provided further that the Fund may lend its portfolio securities as set forth in paragraph (8) below.

          (8) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

          (9) Mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings permitted under the investment policies of the Fund.

          (10) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          (11) (Growth Fund and Income Fund only.) Invest in the securities of any one issuer (other than the United States, its agencies or instrumentalities), if immediately after and as a result of such investment, as to 75% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of such issuer.

          (12) The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

     In addition to the fundamental investment policies listed above, the CorePortfolio Fund, Growth Fund and/or the Income Fund are subject to the following non-fundamental restrictions and policies (as specified below), which may be changed by the Board of Trustees without shareholder approval.

     Each Fund may not:

          (1) Invest more than 15% of its net assets in securities in illiquid securities, including repurchase agreements maturing in more than seven days.

          (2) (Income Fund only) Under normal market conditions the Income Fund will invest at least 65% of its assets in securities with an average life of between three and ten years, such that the dollar-weighted average life of its portfolio will be expected to be between three and ten years. For purposes of this Policy, average life is the weighted average period over which Wayne Hummer Asset Management Company (the "Investment Adviser") expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to Government National Mortgage Association ("GNMA") securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life typically will be the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally will have an average life equal to their stated maturity.

     The Income Fund also may invest in other preferred or debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities) that the Investment Adviser considers likely to yield relatively high income in relation to cost.

     The following fundamental investment restrictions, which cannot be changed without shareholder approval, apply only to the Money Market Fund.

     The Money Market Fund may not:

          (1) Purchase the securities of issuers whose principal business is in the same industry (other than United States Government securities, United States Government agency or instrumentality securities or bank money instruments) if immediately after such purchase the value of the Trust's investments in such industry would exceed 25% of the value of its total assets (taken at market value at the time of each investment). For purposes of this subparagraph, the personal credit and business credit businesses of finance companies will be considered separate industries and, as to utilities, the water, gas, electric and telephone businesses will be considered separate industries.

          (2) Make loans, except that securities owned or held by the Trust may be loaned pursuant to the next paragraph; provided, however, that the Trust may purchase money market securities and enter into repurchase agreements with banks, brokers and dealers.

          (3) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

          (4) Purchase any securities on margin, except for use of short-term credits necessary for clearance of purchases and sales of Portfolio securities; make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

          (5) Issue senior securities or borrow money except as a temporary measure for extraordinary purposes and then only in amounts not in excess of 5% of the value of its net assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments.

          (6) Mortgage, pledge or hypothecate or in any manner transfer (except as provided in paragraph (3) above) as security for indebtedness any securities owned or held by the Trust except as may be necessary in connection with borrowings mentioned in paragraph (5) above.

          (7) Act as an underwriter of securities.

          (8) Purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein) or commodities or commodity contracts.

     In addition, the Money Market Fund is subject to the following non-fundamental investment restriction, which may be changed by the Board of Trustees without shareholder approval.

     The Money Market Fund may not:

          (1) Invest more than 10% of its assets in securities (including repurchase agreements maturing in more than seven days) which are considered illiquid.


     The Money Market Fund may follow other non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth above, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Money Market Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Money Market Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by nationally recognized ratings services, according to Rule 2a-7. The Money Market Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

     If any applicable percentage restriction contained in the foregoing investment restrictions is satisfied at the time the securities subject thereto are purchased, a Fund will not be required to dispose of such securities in the event that the percentage restriction subsequently is exceeded due to a fluctuation in the value of such securities or other securities of the portfolio or a fluctuation in the number of outstanding securities of the issuer. Notwithstanding the foregoing, with respect to the CorePortfolio Fund, the Growth Fund, and the Income Fund, if the percentage restrictions contained in paragraphs (9) or (12) are violated due to a subsequent fluctuation in portfolio value, a Fund will be entitled, as a condition that must be a part of all loans subject to paragraph (8) and all borrowings subject to paragraph (12), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction. Notwithstanding the foregoing, with respect to the Money Market Fund, if the percentage restrictions contained in paragraphs (3) or (5) above are violated due to a subsequent fluctuation in the portfolio value, the Fund will be entitled, as a condition that must be part of all loans subject to paragraph (3) and all borrowings subject to paragraph (5), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction.

     The Wayne Hummer CorePortfolio Fund, an investment series of Wayne Hummer Investment Trust, is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Wayne Hummer CorePortfolio Fund or any member of the public regarding the advisability of investing in securities generally or in the Wayne Hummer CorePortfolio Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Wayne Hummer Asset Management Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Wayne Hummer Asset

Management Company or the Wayne Hummer CorePortfolio Fund. S&P has no obligation to take the needs of Wayne Hummer Asset Management Company or the owners of the Wayne Hummer CorePortfolio Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Wayne Hummer CorePortfolio Fund or the timing of the issuance or sale of the Wayne Hummer CorePortfolio Fund or in the determination or calculation of the equation by which the Wayne Hummer CorePortfolio Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Wayne Hummer CorePortolio Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY WAYNE HUMMER ASSET MANAGEMENT COMPANY, OWNERS OF THE WAYNE HUMMER COREPORTFOLIO FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


Investment Strategies and Associated Risks

     The following section describes the Funds' investment strategies, including strategies to invest in a particular type of security, that are not principal strategies and the risks of such strategies. Unless otherwise noted, consistent with their respective investment objective(s), policies and restrictions, each Fund may employ the strategies discussed in this section.

Cash Equivalents and Short-Term Investments

     United States Government Securities. Subject to its investment objective and policies, each Fund may invest to some extent in U.S. Government Securities, including securities issued by its agencies and instrumentalities. United States Government Securities are marketable debt securities which are issued by and are a direct obligation of the United States Treasury. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities greater than ten years. All Treasury securities are direct obligations of the United States Government and generally are considered the safest forms of investment, since no borrower has a higher credit rating than the United States Government.

     United States Government Agency and Instrumentality Securities. Subject to its investment objective and policies, each Fund may invest to some extent in United States Government Agency and Instrumentality Securities. United States Government Agency and Instrumentality Securities are marketable debt securities issued or guaranteed by agencies and instrumentalities of the United States Government. Although these securities are not direct obligations of the United States Government, some are supported by the full faith and credit of the Treasury, such as Government National Mortgage Association pass-through certificates; others are supported to the extent of the right of the issuer to borrower from the Treasury, such as Federal Home Loan Bank bonds and notes; while others solely depend on the credit of the agency or instrumentality and not the Treasury, such as Federal National

Mortgage Association debentures and notes. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Variable Rate Securities. Subject to its investment objective and policies, each Fund may invest to some extent in securities having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.


     The maturity of Variable Rate Securities are determined in accordance with the SEC rules that allow the Trust to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies or instrumentalities.

     Time Deposits, Certificates of Deposit and Bankers' Acceptances. Subject to its investment objective and policies, each Fund may invest to some extent in time deposits ("TDs"), certificates of deposits ("CDs"), and bankers' acceptances. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs generally are short-term, interest-bearing negotiable certificates evidencing the obligation of a commercial bank to repay funds deposited with it for a specified period of time. TDs maturing in more than seven days will be considered illiquid for purposes of each Fund's limitation on investment in illiquid securities. Investments in TDs generally are limited to domestic banks having total assets in excess of $1 billion or to foreign branches of such domestic banks, and investments in CDs and bankers' acceptances are limited to domestic or Canadian banks having total assets in excess of one billion dollars. CDs issued by domestic branches of domestic banks do not benefit materially, and TDs issued by foreign branches of domestic banks do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").


     Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals, based upon a specified market rate that is considered by the issuers to be representative of the then-prevailing certificate of deposit rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit also may contain provisions whereby the issuing banks agree to repurchase such instruments at par on any coupon date, on any rate adjustment date, or on any date after a specified holding period. Variable rate certificates of deposit normally carry a higher initial interest rate than fixed rate certificates of deposit with shorter maturities because the issuing bank pays a premium for the use of the money for a longer period of time. With respect to variable rate certificates of deposit maturing in one year or less from the time of purchase, the Trust uses the period remaining until the next rate adjustment date for purposes of determining the average weighted maturity.

     Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date, is liable for payment. Most acceptances have maturities of six months or less, and are traded in secondary markets prior to maturity.

     The Money Market Fund may not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States, has total assets of at least $1 billion, and is a member of the FDIC, although the securities in which the Trust invests may not be insured by the FDIC. The Money Market Fund may not invest in money market instruments issued by foreign banks or foreign branches of domestic banks.

     Both domestic banks and foreign branches of domestic banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of this industry.

     As a result of the foregoing Federal and state laws and regulations, domestic banks, among other things, are required to maintain specified levels of reserves, limited in amounts which they can loan a single borrower, and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

     Repurchase Agreements. Subject to its investment objective(s), policies and restrictions, each Fund may enter into repurchase agreements. Repurchase Agreements are instruments under which the purchaser (e.g., the Fund) acquires ownership of the obligation (underlying security), and the seller (a broker-dealer or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return for the period. Repurchase agreements usually are for short periods, frequently less than one week. The securities underlying a repurchase agreement will be marked-to-market every business day, so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. The Funds must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System.

     Should the value of the underlying securities decline, the issuer of the repurchase agreement is required to provide the Fund with additional securities so that the aggregate value of the underlying securities is equal to the repurchase price. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements will be limited to transactions with financial institutions believed by the Investment Adviser to present minimal credit risk.

     The Funds each may enter into repurchase agreements with a securities dealer or a bank that is a member of the Federal Reserve System. The Money Market Fund may only enter into repurchase agreements with respect to underlying United States Government or United States Government agency or instrumentality securities, certificates of deposit, commercial paper or bankers' acceptances in which the Trust may otherwise invest, as described above. The Trust's Investment Adviser will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's limitation on investment in illiquid securities.

     Commercial Paper. Subject to its investment objective and policies, each Fund may invest to some extent in commercial paper issued in reliance on the exemption from Section 3(a)(3) ("Section 3(a)(3) paper") of the Securities Act of 1933, as amended (the "Securities Act"). Such commercial paper is generally issued by major corporations, and may be issued only to finance current transactions and must mature in nine months or less. Although Section 3(a)(3) paper is not restricted as to the types of investors to whom it may be sold, it is purchased primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     As discussed more fully below, each Fund also may invest in money market instruments issued in reliance on the exemption from registration afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"), which are restricted as to disposition under the federal securities laws. Section 4(2) paper generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to a public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is often resold to other institutional investors through or with the assistance of investment dealers or on an automated trading system operated by the National Association of Securities Dealers, Inc., which provides liquidity to the Section 4(2) paper market. The Investment Adviser generally believes there is no significant difference between Section 3(a)(3) and Section 4(2) commercial paper in terms of market or trading characteristics or of the quality of the issuers and that, despite the legal restrictions thereon, Section 4(2) paper has typically been no less liquid or saleable than Section 3(a)(3) paper.

     Section 4(2) Paper and Other "Restricted" Securities. The Money Market Fund may invest in money market instruments issued in a private placement under
Section 4(2) of the Securities Act. Securities issued pursuant to Section 4(2) include instruments similar in nature to commercial paper, but which are not entitled to the exemption afforded commercial paper by Section 3(a)(3) of the Securities Act because they were issued to finance other than current transactions or were issued with a maturity greater than nine months. The Investment Adviser considers Section 4(2) paper generally to be liquid. If a particular investment in Section 4(2) paper is determined not to be liquid, however, based on specified standards, the investment will be included within the Fund's limitation on investments in illiquid securities. The Board of Trustees has approved guidelines and procedures adopted by the Investment Adviser, and has delegated the day-to-day function of determining and monitoring the liquidity of securities to the Investment Adviser. The Board, however, will retain oversight and be ultimately responsible for the determination. In addition to Section 4(2) paper, other types of "restricted" money market instruments that meet the Money Market Fund's credit, maturity, and other investment criteria (such as high quality bonds with less than one year remaining to maturity) could be purchased or sold by the Fund in a private placement.

Hybrid Securities

     Convertible Securities. Subject to its investment objective and policies, the Growth Fund and the Income Fund each may invest to some extent in convertible securities, the ratings of which correspond to other permissible Fund investments. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Funds generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Fixed-Income Securities

     High-Yield, High-Risk Fixed-Income Securities. Subject to its specific investment objective and policies, the Income Fund may invest up to 20% of its assets in fixed-income securities below investment grade offering high current income. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer. However, high-yield (high-risk), fixed-income securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated.

     Lower rated and non-rated securities, which are sometimes referred to by the popular press as "junk bonds," have widely varying characteristics and qualities. These lower-rated or non-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of such lower rated or non-rated securities tend to react to individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such securities also tend to be more sensitive to economic conditions than higher rated securities. Adverse publicity and investor perceptions regarding lower-rated and non-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     These and other factors adversely affecting the market value of high-yield securities may adversely affect the Income Fund's net asset value. High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing among other factors. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Income Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, the Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price of such securities. The Income Fund's ability to dispose of particular issues may also make it more difficult for the Income Fund to obtain accurate market quotations for purposes of valuing its assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     Zero Coupon Securities and Pay-In-Kind Bonds. The Income Fund and the Money Market Fund each may invest in zero coupon securities, pay-in-kind bonds, and deferred interest bonds. The zero coupon securities in which the Fund may invest are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, the unmatured interest coupons or interests in such U.S. Treasury securities or coupons. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The buyer receives only the right to receive a fixed payment on a certain date in the future. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality.

     Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon, pay-in-kind, or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Income Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Income Fund may obtain no return at all on its investment. In addition, pay-in-kind bonds are generally issued by corporations whose cash flows are currently insufficient to service the intended debt and whose balance sheets already reflect a significant amount of debt. The utilization of pay-in-kind bonds has the effect of adding to this debt burden and results in greater risk to the investor.

     Current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, the Income Fund and the Money Market Fund will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy these distribution requirements.

     Municipal Obligations. The Income Fund may invest in Municipal Obligations, the ratings of which correspond with the ratings of other permissible Income Fund investments. Municipal Obligations are debt obligations issued by states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities, which bear fixed, variable or floating rates of interest. Although many Municipal Obligations are exempt from federal income tax, the Fund intends to invest in taxable Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, and certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations also include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, issued by municipalities. Although such agreements are obligations of a municipality, no assurance can be given that the municipality will appropriate funds for such lease payments. Municipal Obligations are classified as general obligation bonds, revenue or "special obligation" bonds, or notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues.

     The Fund may also purchase certificates of participation in trusts that hold Municipal Obligations. A certificate of participation gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's interest bears to the total principal amount of the Municipal Obligation. These certificates of participation may have a variable or fixed rate. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Obligation supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying Municipal Obligation and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of certificates of participation is based primarily upon the rating of the Municipal Obligation held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

Pass-Through Securities

     The Income Fund and the Money Market Fund each may invest in various fixed-income obligations backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues.

     Collateralized Mortgage Obligations. The Income Fund and Money Market Fund each may purchase or sell collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"), which has certain special tax attributes.

     Mortgage-Backed Securities. The Income Fund and Money Market Fund each may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund.

     Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

     Asset-Backed Securities. The Income Fund and Money Market Fund each may purchase or sell debt obligations known as asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

     Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     The underlying assets (e.g., loans) are often subject to prepayments, which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

Hedging Transactions

     The CorePortfolio Fund, Growth Fund, and the Income Fund each may engage in hedging strategies. The Investment Adviser may cause the Funds to use a variety of financial instruments, including options on securities, derivative futures contracts, and options on financial futures contracts, to attempt to hedge a Fund's holdings. The use of derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (the "CFTC"). Pursuant to such regulations, each Fund will use futures contracts and related options for bona fide hedging purposes within the meaning of the CFTC regulations, provided that a Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contract and related options positions are "in the money," do not exceed 5% of the Fund's net assets. To the extent the Fund were to engage in derivative transactions, it will limit such transactions to no more than 5% of its net assets.


     Options on Securities and Indices. Subject to their applicable investment objective(s), policies, and restrictions, the CorePortfolio Fund, the Growth Fund, and the Income Fund each may invest in options. The Funds may enter into closing transactions, exercise their options, or permit them to expire. Each of the Funds intend to engage in such transactions at times when it appears advantageous to the Investment Adviser to do so in order to hedge against the effects of market conditions and to protect the value of its assets. The Funds do not currently engage in or plan to engage in the practice of writing covered call options.

     A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). In effect, the buyer of a put option who also owns the related stock is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to sell that security. If the market price of the related investment is above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date. A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). At times a Fund may wish to establish a position in securities upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the stock at the cost of the call option plus the exercise price of the option. The Fund will benefit only if the market price of the related investments is above the call price plus the premium during the exercise period, and the call is either exercised or sold at a profit. This procedure also provides some protection from an unexpected downturn in the market because a Fund would be at risk only for the amount of the premium paid for the call option which the Trust's Investment Adviser may, if it chooses, permit to expire.


     When a Fund writes (sells) a covered call option, it will receive a premium from the buyer of the option and will be obligated to sell the related securities at the specified price if the option is exercised before the expiration date. A call option is considered "covered" when the writer (seller), in this case the Fund, already owns the underlying securities. In determining whether a covered call option will be written on one of a Fund's securities, the Investment Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option. The Funds do not consider a security covered by a call to be "pledged," limiting the pledging or mortgaging of Fund assets. If an option written (sold) by a Fund is not exercised, the Fund will profit from the premium received and, in the event of a decline in the market value of the related securities, will be able to offset depreciation in such securities to the extent of the premium received. While holding securities during the term of a related option written by a Fund, the Fund may be exposed to possible decreases in the value of such securities that may otherwise have been avoided if the securities had been sold. In the event the market value of the related securities increases and the holder does exercise the call option, a Fund will recognize capital appreciation in the related securities only to the extent of the exercise price plus the amount of premium paid and may forfeit an opportunity to realize profit from any increase in the value of the underlying security above the exercise price plus the premium.


     As part of their options transactions, the CorePortfolio Fund, the Growth Fund, and the Income Fund each may also purchase index options. Through the purchase of index options, a Fund can achieve many of the same objectives as through the purchase of options on individual securities. Options on securities indices are similar to options on a security, except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of an option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The value of a stock index option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The Investment Adviser may purchase call index options as a hedge against a general increase in the price of securities in connection with either sales of portfolio securities or deferrals of purchases of securities it may desire to purchase at a later date. Put index options may be purchased as a hedge against a general decline in the value of securities, rather than selling portfolio securities. Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities that are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or exercised at a profit prior to expiration, a Fund will forfeit its entire investment in the option, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

     Financial Futures Contracts. The Income Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or equity market conditions that otherwise might affect adversely the value of securities that the Income Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Income Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Income Fund, and futures contracts subject to outstanding options written by the Income Fund, would exceed 50% of the total assets of the Income Fund.

     Although some futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset, or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Income Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time the Income Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Income Fund's return.

     Futures contracts entail risks. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, a Fund's overall performance may be poorer than if no such contracts had been entered into by the Fund. There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market, and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment

Adviser may still not result in a successful hedging transaction. If any of these events should occur, the Income Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

     Options on Financial Futures Contracts. The Income Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Income Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to futures contracts and put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Income Fund may expire worthless, in which case the Income Fund would lose the premium paid therefor.

     Interest Rate Futures Contracts. If a Fund owns bonds and interest rates are expected to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, interest rates are expected to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     Foreign Currency Transactions. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). A Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. A Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and a Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. The use of currency-related derivatives by a Fund involves a number of risks, including, among others, the value of currency-related derivatives depends on the value of the underlying currency relative to the U.S. dollar, lack of a systematic reporting system, lack of secondary markets and counterparty risk.

Other Investment Policies and Techniques

     Cash Management. The Trust has received permission from the SEC to allow the CorePortfolio Fund, the Growth Fund, and the Income Fund each to invest, for cash management purposes, up to 25% of each investing Fund's total assets in the Money Market Fund, provided that such investment is consistent with the Fund's investment policies and restrictions. Based upon the Funds' assets invested in the Money Market Fund, the Investment Adviser will credit the CorePortfolio Fund, the Growth Fund and/or the Income Fund or waive its investment advisory and any other fees earned as a result of the Funds' investments in the Money Market Fund. The investing Fund will bear expenses of the Money Market Fund on the same basis as all of the shareholders of the Money Market Fund.

     Delayed Delivery Transactions. The Income Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Income Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Income Fund at the time of entering into the transaction. When the Income Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities, and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Income Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value, so long as the commitment remains in effect. The Income Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

     To the extent the Income Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Income Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell these securities before the settlement date if deemed advisable. Because the Income Fund is required to set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Income Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

     Lending of Fund Securities. Subject to its applicable investment objective(s), policies, and restrictions, each Fund may lend its portfolio securities under the following conditions: (i) the collateral to be received from the borrower will be invested in short-term securities, the income from which will increase the return to the Fund; (ii) the Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to dividends, interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights; (iii) such loans will be terminable within three business days; and (iv) upon termination of the loan, the Fund will receive securities which are of the same class and issue as those loaned. In the event that the borrower of such loaned securities fails financially, the Fund might experience a delay in recovery, incur expenses in enforcing its rights and experience losses, including a substitution of securities and loss of income. The Fund may pay reasonable fees to persons not affiliated with the Fund, as defined in the 1940 Act, in connection with the arranging of such loans.

     Temporary Defensive Positions. The Growth Fund and Income Fund each may, from time to time, take temporary defensive measures that are inconsistent with their respective principal investment strategies in response to adverse market, economic, political, or other conditions. For example, the Growth Fund may purchase put and call options (including stock index options), write covered call options, invest all or part of its assets in shares of fixed-income securities such as investment-grade commercial paper and corporate bonds, United States government securities, certificates of deposit, bankers' acceptances, variable rate notes, and other money market instruments (such as short-term corporate debt instruments), or it may retain cash. The Income Fund may hold cash or cash equivalents. In taking such measures, a Fund may not achieve its investment objective.

Ratings

         The Growth Fund may make limited investments in bonds and convertible debentures rated not less than BBB by S&P or Baa by Moody's. The Growth Fund may also invest on a temporary defensive basis all or part of its assets in investment-grade commercial paper.

         The Income Fund may invest in securities that are given ratings by Moody's and/or S&P. After purchase by the Income Fund, such a security may cease to be rated or its rating may be reduced. Neither event will require a sale of such security by the Income Fund. However, the Investment Adviser will consider such event in its determination of whether the Income Fund should continue to hold the security. To the extent that the ratings given by Moody's and/or S&P may change as a result of changes in such organizations or their rating systems, the Income Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus. The Money Market Fund will limit its investments in order to comply with applicable laws and regulations, in particular to comply with the various requirements of SEC Rule 2a-7, which regulates money market funds. The Money Market Fund will determine its ability to consider a security as having received the requisite short-term ratings by nationally recognized ratings services according to Rule 2a-7. In general, the Money Market Fund will purchase only those securities rated in one of the two highest short-term categories (determined without regard for sub-categories or gradations) by two nationally recognized ratings services or which the Fund determines otherwise to be eligible for purchase under the requirements of Rule 2a-7.

         See the Appendix to this Statement of Additional Information for an explanation of ratings.

                             MANAGEMENT OF THE TRUST


Trustee and Officers

         The following is a list of the trustees and executive officers of the Trust, their addresses, ages, their principal occupations for the past five years, their affiliation with the Investment Adviser or Wayne Hummer Investments L.L.C., if any, and other significant affiliations.

                               Interested Trustee
                               ------------------

                                                                                   Number of
                                                                                   Portfolios
                                                  Term of                              in
                                                Office* and       Principal           Fund             Other
                              Position(s)        Length of      Occupation(s)        Complex       Directorships
         Name,                   Held               Time        During Past 5      Overseen by        Held by
    Age and Address            with Fund           Served           Years            Trustee          Trustee
-----------------------  ---------------------  ------------  -------------------  -------------  -----------------
Steven R. Becker, 51**     Chairman of the      Since 1999    Senior Vice               4          Wayne Hummer
300 S. Wacker Drive        Board of Trustees                  President, Wayne                     Investments
Chicago, IL 60606                                             Hummer                               L.L.C.
                           Trustee              Since 1983    Investments,
                                                              L.L.C.; formerly
                                                              Principal, Wayne
                                                              Hummer
                                                              Investments L.L.C.

-------------
* Trustees hold office without limit in time until death, resignation, retirement or the election and qualification of their successors.

**Mr. Becker is an interested person of the Trust because he is an officer and director of Wayne Hummer Investments L.L.C. and a shareholder of Wintrust Financial Corporation, which is the sole shareholder of the Investment Adviser and the sole member of Wayne Hummer Investments L.L.C.

                             Non-Interested Trustees
                             -----------------------

                                                                                   Number of
                                                                                   Portfolios
                                                  Term of                              in
                                                 Office and       Principal           Fund             Other
                              Position(s)        Length of      Occupation(s)        Complex       Directorships
         Name,                   Held               Time        During Past 5      Overseen by        Held by
    Age and Address            with Fund           Served           Years            Trustee          Trustee
-----------------------  ---------------------  ------------  -------------------  -------------  -----------------
Charles V. Doherty, 68       Vice Chairman      Since 2002     Managing                 4         Lakeside Bank;
Three First National Plaza   of the Board of                   Director,                          Knight Trading
Suite 1400                   Trustees                          Madison Advisory                   Group, Inc.
Chicago, IL  60602           Trustee            Since 1994     Group                              (holding
                                                               (registered                        company for
                                                               investment                         securities
                                                               adviser)                           broker); Howe
                                                                                                  Barnes
                                                                                                  Securities,
                                                                                                  Inc.
                                                                                                  (securities
                                                                                                  broker);
                                                                                                  Brauvin
                                                                                                  Capital Trust
                                                                                                  (REIT); Bank
                                                                                                  of America
                                                                                                  Financial
                                                                                                  Products; CCMA
                                                                                                  Select
                                                                                                  Investment
                                                                                                  Trust
                                                                                                  (investment
                                                                                                  company)(2 portfolios); CCM
                                                                                                  Advisors Funds
                                                                                                  (investment
                                                                                                  company)(7 portfolios)

Joel D. Gingiss, 59          Trustee            Since 1983     Attorney,                4         Formerly,
207 Hazel                                                      Charles M. Smith                   Gingiss
Highland Park, IL  60035                                       & Associates,                      International,
                                                               P.C., January                      Inc.
                                                               2002 to present;                   (franchisor of
                                                               Attorney,                          Gingiss
                                                               Rosing, Smith,                     Formalwear
                                                               Eriksen, Zeit                      Stores)
                                                               and Stanezak,
                                                               Ltd., May 2000
                                                               to December
                                                               2001; Assistant
                                                               State's
                                                               Attorney, Lake
                                                               County,
                                                               Illinois,
                                                               September 1993
                                                               to May 2000

Patrick B. Long, 59          Trustee            Since 1983     Chairman, OG             4         OG
58 Parkland Plaza                                              Technologies,                      Technologies,
Ann Arbor, MI  48103                                           Inc. (surface                      Inc.;
                                                               measurement                        formerly, KMS
                                                               technology                         Industries,
                                                               company)                           Inc. (fusion
                                                                                                  energy
                                                                                                  company);
                                                                                                  formerly,
                                                                                                  AVIQS LLC
                                                                                                  (machine
                                                                                                  vision company)

                                                                                   Number of
                                                                                   Portfolios
                                                  Term of                              in
                                                 Office and       Principal           Fund             Other
                              Position(s)        Length of      Occupation(s)        Complex       Directorships
         Name,                   Held               Time        During Past 5      Overseen by        Held by
    Age and Address            with Fund           Served           Years            Trustee          Trustee
-----------------------  ---------------------  ------------  -------------------  -------------  -----------------
James J. Riebandt, 52        Trustee             Since 1999    Member, Riebandt         4           Formerly,
1237 South Arlington                                           & DeWald, P.C.                       Haeger
Heights Road                                                   (law firm)                           Automotive
Arlington Heights, IL                                                                               Group (car
60005                                                                                               dealership);
                                                                                                    formerly, Holy
                                                                                                    Cross High
                                                                                                    School Alumni
                                                                                                    Education
                                                                                                    Endowment Fund

Eustace K. Shaw, 77          Trustee             Since 1983    Chairman of the          4           B. F. Shaw
200 First Avenue E                                             Board of                             Printing Co.
Newton, IA  50208                                              Directors, B. F.
                                                               Shaw Printing Co.

                                    Officers
                                    --------

                                                  Term of
                                                 Office and
                              Position(s)        Length of
         Name,                   Held               Time                   Principal Occupation(s)
    Age and Address            with Fund           Served                    During Past 5 Years
-----------------------  ---------------------  ------------   -----------------------------------------------
Thomas J. Rowland, 56        President           Since 1999    First Vice President/Investments, Managing
300 S. Wacker Drive                                            Director and Director, Wayne Hummer Asset Management
Chicago, IL  60606                                             Company; formerly President, Wayne Hummer
                                                               Management Company, September 1996 to February
                                                               2002; formerly Vice President, Wayne Hummer
                                                               Money Fund Trust, July 1987 to July 1999;
                                                               formerly Principal, Wayne Hummer Investments
                                                               L.L.C., April 1, 1996 to February 2002


David P. Poitras, 41         Vice President      Since 1992    First Vice President, Managing Director and
300 S. Wacker Drive                                            Director, Wayne Hummer Asset Management Company;
Chicago, IL  60606                                             Executive Vice President and Director of Fixed
                                                               Income, Wayne Hummer Investments L.L.C.;
                                                               formerly Vice Chairman of the Board of Trustees
                                                               of the Trust, July 1999 to February 2002;
                                                               formerly, President, Wayne Hummer Money Fund
                                                               Trust, August 1993 to July 1999; formerly
                                                               Principal, Wayne Hummer Investments L.L.C.,
                                                               April 1, 1996 to February 2002

Jean M. Maurice, 39          Secretary           Since 2002    Formerly Treasurer, Wayne Hummer Money
300 S. Wacker Drive          Treasurer           Since 1987    Fund Trust, March 1988 to July 1999
Chicago, IL  60606

Merrill A. Richardson, 32    Assistant           Since 2002    Fund Accountant, Wayne Hummer Asset Management Company.
300 S. Wacker Drive          Secretary
Chicago, IL  60606

Board of Trustees

         The Board is currently comprised of six trustees, five of whom are classified under the 1940 Act as "non-interested" persons of the Trust and are often referred to as "independent trustees." The Board has three standing committees -- an Audit Committee, a Governance Committee and an Executive Committee.

         The Audit Committee monitors the integrity of the Funds' financial statements and risk and control environment, compliance with legal and regulatory requirements and the independence and performance of the Funds' independent auditors. The members of the Audit Committee, all of whom are independent trustees, include Messrs. Doherty (Chairman), Gingiss, Long, Riebandt, and Shaw. The Audit Committee held four meetings during the fiscal year ended March 31, 2002.

         The Governance Committee is primarily responsible for overseeing the independence and effective functioning of the Board of Trustees. The members of the Governance Committee, all of whom are independent trustees, include Messrs. Long (Chairman), Doherty, Gingiss, Riebandt and Shaw. The Governance Committee held three meetings during the fiscal year ended March 31, 2002. The Governance Committee has not established procedures as to the recommendation of trustee nominees by shareholders.

         The Executive Committee is empowered to exercise such powers and authority of the Board of Trustees, as the Board may determine, when the Board of Trustees is not in session and as are consistent with law. The members of the Executive Committee include Messrs. Becker (interested trustee) and Doherty (independent trustee). The Executive Committee held one meeting during the fiscal year ended March 31, 2002.

Trustee Compensation

         As of January 1, 2002, the Trust pays each independent trustee $15,000 per year, plus $1,250 per meeting attended, and reimburses each independent trustee for the travel and other expenses that he incurs in attending meetings. Each Fund pays a proportionate share of the independent trustees' compensation. The trustee who is an interested person, as defined in the 1940 Act, and the officers of the Trust are compensated by the Investment Adviser, not the Trust.

         The following table shows the aggregate compensation that each trustee entitled to compensation received from each Fund for service as a trustee and the total amount of compensation paid to each such trustee by all of the Funds. All information shown is for the fiscal year ended March 31, 2002.

                                                                      Pension or
                                                                  Retirement Benefit         Total Compensation
                              Aggregate Compensation from         Accrued As Part of         From Fund Complex
        Trustee                        Each Fund                    Fund Expenses             Paid to Trustee
----------------------- --------------------------------------- ----------------------      --------------------
Charles V. Doherty*     CorePortfolio Fund      $ 1,101                    $0                       $17,250
                        Growth Fund             $ 6,738
                        Income Fund             $   786
                        Money Market Fund       $ 8,625

Joel D. Gingiss         CorePortfolio Fund      $ 1,409                    $0                       $20,750
                        Growth Fund             $ 8,712
                        Income Fund             $ 1,004
                        Money Market Fund       $ 9,625

Patrick B. Long         CorePortfolio Fund      $ 1,311                    $0                       $20,750
                        Growth Fund             $ 8,120
                        Income Fund             $   944
                        Money Market Fund       $10,375

Eustace K.  Shaw        CorePortfolio Fund      $ 1,311                    $0                       $20,750
                        Growth Fund             $ 8,120
                        Income Fund             $   944
                        Money Market Fund       $10,375

James J.  Riebandt      CorePortfolio Fund      $ 1,311                    $0                       $20,750
                        Growth Fund             $ 8,120
                        Income Fund             $   944
                        Money Market Fund       $10,375


* Prior to a change in law which took effect on May 12, 2001, Mr. Doherty was deemed to be an interested person of the Trust because he serves on the Board of Directors of Knight Trading Group, Inc. and Howe Barnes Securities, Inc., both of which are broker-dealers. As a result, Mr. Doherty was ineligible to receive compensation from the Trust and thus, was compensated by Wayne Hummer Management Company prior to May 12, 2001.

Trustees' Holdings of Fund Shares

         The following table sets forth for each trustee, the dollar range of shares owned in each Fund as of December 31, 2001, as well as the aggregate dollar range of shares in the Trust as of the same date. Values in the table are as of December 31, 2001.

                                          Name of Trustee and Dollar Range of Fund Shares Owned
                        -----------------------------------------------------------------------------------------
                           Steven R.     Charles V.       Joel D.       Patrick B.      James J.      Eustace K.
     Name of Fund           Becker        Doherty         Gingiss          Long         Riebandt         Shaw
----------------------  --------------- ------------    -----------  ---------------- ------------   ------------
CorePortfolio Fund....       Over       $   10,001-     $        0       $ 50,001-        Over           Over
                           $100,000     $   50,000                       $100,000       $100,000       $100,000

Growth Fund...........       Over       $   10,001-     $   50,001-      $ 50,001-      $      0
                           $100,000     $   50,000      $  100,000       $100,000

Income Fund...........     $      0     $   50,001-     $        0       $ 50,001-      $      0       $      0
                                        $  100,000                       $100,000

Money Market Fund.....       Over       $1-$10,000      $1-$10,000         Over           Over           Over
                           $100,000                                      $100,000       $100,000       $100,000
Aggregate Dollar
 Range of Trust              Over           Over          $ 50,001-        Over           Over           Over
  Shares Owned........     $100,000     $  100,000      $  100,000       $100,000       $100,000       $100,000

         As of June 30, 2002, the trustees and officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of June 30, 2002, the Wayne Hummer Employees Profit Sharing

Trust (the "Retirement Plan") owned of record and beneficially 3.67% of the outstanding shares of the Growth Fund, 4.42% of the outstanding shares of the Income Fund, 10.48% of the outstanding shares of the CorePortfolio Fund and 0.94% of the outstanding shares of the Money Market Fund, which constituted 1.08% of the aggregate outstanding shares of the Trust as of that date. Messrs. Rowland, Cannova, Reilly, Kratzer, and Poitras, as trustees of the Retirement Plan, may be deemed to have beneficial ownership of the percentage of shares of the Funds and the Trust as stated above. Messrs. Kratzer and Poitras are officers and/or directors of Wayne Hummer Investments L.L.C., the Trust's Distributor. Messrs. Poitras and Rowland are also officers of the Trust and officers and directors of the Investment Adviser.

     As of June 30, 2002, other than the Retirement Plan, the Trust was aware of one account which held 5% or more of any Fund's shares. As of that date, TJO Retirement Fund, 2739 Kingston Drive, Northbrook, Illinois 60062-6513, owned of record and beneficially 5.71% of the outstanding shares of the Income Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

         Subject to the review of the Board of Trustees, Wayne Hummer Asset Management Company (formerly known as Wayne Hummer Management Company) acts as investment adviser to the Trust and provides the Trust with operating facilities and management services (the "Investment Adviser") under the terms of an Investment Advisory and Management Agreement.

         Wintrust Financial Corporation ("Wintrust"), a financial services holding company, is the sole shareholder of the Investment Adviser and the sole member of Wayne Hummer Investments L.L.C. ("Wayne Hummer"), a Delaware limited liability company. Wayne Hummer, a registered broker-dealer firm, acts as the Trust's distributor and shareholder service agent (see "Distributor and Shareholder Service Agent" below). As noted above under "Management of the Trust," certain officers, directors or employees of Wayne Hummer are also officers, directors, or employees of the Investment Adviser, as well as officers and "interested persons," as defined in the 1940 Act, of the Trust. Moreover, Wayne Hummer may be deemed to be an affiliated person of the Investment Adviser and the Trust.

         The services and facilities provided and paid for by the Investment Adviser under the Investment Management and Advisory Agreement include investment advisory and portfolio management services; administrative services, office space, and basic facilities for management of the Trust's affairs (other than distribution of the Trust's shares and the furnishing of shareholder services, as described below); and compensation of all officers, trustees of the Trust who are "interested persons," as defined in the 1940 Act, of the Trust, and other personnel of the Trust for their services to the Trust. The Trust pays all other expenses incurred in its operation that are properly payable by the Trust. Certain of these expenses may be advanced on behalf of the Trust by the Investment Adviser or the Shareholder Service Agent and will be reimbursed to such party by the Trust.

         The Investment Advisory and Management Agreement was approved by the Board of Trustees, including all of the trustees who are not parties to the agreement or interested persons of any such party, on January 24, 2002 at a meeting called for that purpose. The Board approved the Investment Advisory and Management Agreement in connection with the change of control transaction pursuant to which Wintrust purchased the Investment Adviser and Wayne Hummer (the "Transaction").

         In approving the Investment Advisory and Management Agreement, the Board of Trustees considered information provided by the Investment Adviser and Wintrust, as well as a variety of other factors, including the effect that the Transaction may have on the Investment Adviser and its ability to perform its duties under the Investment Advisory and Management Agreement; the nature, quality and extent of the services furnished by the Investment Adviser to the Funds; comparative data as to investment performance, advisory fees and other fees, including expense ratios; possible benefits to the Investment Adviser from serving as the investment adviser to the Funds; the financial resources of the Investment Adviser; the Investment Adviser's commitment that it would continue to furnish high quality services to the Funds; and information regarding the financial resources and business reputation of Wintrust and the structure of the Transaction, which afforded executives of the Investment Adviser and Wayne Hummer substantial autonomy over their operations and contemplated the continued use by the Investment Adviser and Wayne Hummer of the Wayne Hummer name in offering their products and services, including the Funds.

         With the assistance of independent counsel, the trustees reviewed the potential effects of the Transaction upon the Trust and its shareholders, including the representations of the parties to the Transaction that no unfair burden would be imposed on the Trust as a result of the Transaction, and determined that the Transaction was in the best interests of the Trust and its shareholders. As a result, the Board of Trustees determined that it was in the best interests of the Trust to appoint the Investment Adviser to continue to manage the investment and reinvestment of the assets of each Fund following the Transaction.


         As compensation for its investment advisory and management services to the Funds, the Investment Adviser receives from each Fund an annual investment advisory fee, computed and accrued daily and payable monthly, based upon each Fund's respective average daily net assets as follows:

           Name of Fund          Average Daily Net Asset Value       Fund Management Fee
     ------------------------ -----------------------------------  -----------------------
     CorePortfolio Fund       For all net assets                            0.400%
     Growth Fund              For the first $100 million                    0.800%
                              For the next $150 million                     0.650%
                              For all assets over $250 million              0.500%
     Income Fund              For the first $100 million                    0.500%
                              For the next $150 million                     0.400%
                              For all assets over $250 million              0.300%
     Money Market Fund        For the first $500 million                    0.500%
                              For the next $250 million                     0.425%
                              For the next $250 million                     0.375%
                              For the next $500 million                     0.350%
                              For the next $500 million                     0.325%
                              For the next $500 million                     0.300%
                              For all assets over $2.5 billion              0.275%


         For the fiscal year ended March 31, 2002, the CorePortfolio Fund paid the Investment Adviser $100,241 under the Investment Advisory and Management Agreement, of which the Investment Adviser waived $21,863, for a net fee of $78,378. For the fiscal year ended March 31, 2001, the CorePortfolio Fund paid the Investment Adviser $106,483 under the Investment Advisory and Management Agreement, of which the Investment Adviser waived $19,500, for a net fee of $86,983. For the fiscal period ended March 31, 2000, the CorePortfolio Fund paid the Investment Adviser $52,748 under the Investment Advisory and Management Agreement, of which the Investment Adviser waived $6,254, for a net fee of $46,494. For the fiscal years ended March 31, 2002, 2001 and 2000, the Growth Fund paid the Investment Adviser $1,161,614, $1,278,368, and $1,162,674,
respectively, under the Investment Advisory and Management Agreement. For the fiscal years ended March 31, 2002, 2001 and 2000, the Income Fund paid the Investment Adviser $89,414, $86,778, and $95,654, respectively, under the Investment Advisory and Management Agreement. For the fiscal years ended March 31, 2002 and 2001, the Money Market Fund paid the Investment Adviser $2,085,435 and $1,854,057, respectively, under the Investment Advisory and Management Agreement. For the fiscal year ended March 31, 2000, WHMFT (which was reorganized as the Money Market Fund in July 1999) and the Money Market Fund paid the

Investment Adviser, in the aggregate, $1,746,900 under the respective Investment Advisory and Management Agreements.

     The Investment Adviser has agreed to waive its fee payable by any Fund to the extent that the Fund's ordinary operating expenses during any fiscal year, including its own fee, exceed 0.75% of the average daily net assets of the CorePortfolio Fund, 1.5% of the respective average daily net assets of the Growth Fund or the Income Fund, or 1.0% of the average daily net assets of the Money Market Fund, computed on an annual basis. Expenses that are not subject to this limitation are interest, taxes, brokerage commissions, and extraordinary items such as litigation costs. For the fiscal years ended March 31, 2002, 2001 and 2000, the Investment Adviser was not required to reimburse the Funds for any expenses in excess of any applicable expense limitation or to waive its fees, except for the waivers of $21,863, $19,500 and $6,254 with respect to the CorePortfolio Fund in 2002, 2001 and 2000, respectively. In addition, the Investment Adviser has paid organizational expenses of the Core Portfolio Fund in the amount of $15,000.

         The Investment Adviser has entered into an expense limitation agreement with the Trust, on behalf of the CorePortfolio Fund, which provides that the Fund will at a later date reimburse the Investment Adviser for management fees waived, organizational expenses, and other expenses assumed by the Investment Adviser during the previous five years, but only if, after such reimbursement, the Fund's expense ratio does not exceed 0.75% of the Fund's average daily net assets. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement. The expense limitation agreement provides that these expense limitations shall continue so long as the Investment Advisory and Management Agreement is in effect.

         The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement (the "Accounting Agreement") between the Investment Adviser and the Trust. Under this agreement, the Investment Adviser maintains the accounting books and records for each Fund constituting the record forming the basis for that Fund's financial statements; maintains capital stock accounts for each Fund; prepares a daily trial balance for each Fund; calculates the daily net asset value of each Fund; maintains all records of a financial nature for each Fund's transactions; and processes special ledgers and other reports when requested. The Accounting Agreement continues in effect until terminated by either the Investment Adviser or the Trust upon 60 days' prior written notice. In addition, the Trust may terminate the Accounting Agreement without prior written notice to preserve the integrity of its records from material and continuing errors and omissions on the part of the Investment Adviser.

         Under the Accounting Agreement, the Investment Adviser receives, as compensation for its accounting services to the Trust, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of each Fund's respective average daily net assets. Such fee shall not exceed $15,000 per Fund per year. In addition, the Investment Adviser receives an equipment fee of $50 per Fund per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and other out-of-pocket costs that are incurred in providing pricing and software services. The Investment Adviser agreed to waive the accounting services fee applicable to the CorePortfolio Fund for the one-year period ending on July 31, 2000. For the services provided under the Accounting Agreement, each Fund paid the Investment Adviser the dollar amounts set forth in the table below for the last three fiscal years:

                                               Fiscal Year Ended 3/31
                                         ----------------------------------
                                           2002         2001         2000
                                         --------     --------     --------
                CorePortfolio Fund       $11,026      $10,062      $ 3,938
                Growth Fund              $23,520      $23,774      $23,380
                Income Fund              $17,188      $16,976      $17,313
                Money Market Fund*       $28,201      $29,202      $27,743

---------
* Amounts shown for the Money Market Fund for the period from April 1 to July 31, 1999, were actually paid by WHMFT, which was reorganized as the Wayne Hummer Money Market Fund in July 1999. The Money Market Fund has entered into a fund accounting agreement under substantially the same terms and conditions as WHMFT, including the fees payable under the Accounting Agreement.

Distributor and Shareholder Service Agent

         Pursuant to a Distribution Agreement, Wayne Hummer, 300 South Wacker Drive, Chicago, Illinois 60606, is the principal underwriter and distributor in the continuous offering of the Trust's shares. The Distribution Agreement provides that Wayne Hummer will use its best efforts to distribute the Funds' shares. Wayne Hummer also acts as the Funds' Shareholder Service Agent pursuant to a Shareholder Service Agreement.


         Under these agreements, Wayne Hummer directly or through other firms, as discussed below, provides information and services to existing and potential shareholders such as processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares as well as transmitting purchase orders to the Trust's transfer agent; maintaining records of shareholders' transactions for federal and state tax and securities law purposes as well as for other purposes; preparing and transmitting federal and state tax informational returns relating to share transactions to shareholders and governmental agencies; recording dividends on shareholders' brokerage accounts with Wayne Hummer and forwarding cash dividends to shareholders; generating and transmitting transaction confirmations (if required) and periodic statements to shareholders; transmitting redemption requests to the Trust's transfer agent and transmitting the proceeds of redemption of shares pursuant to shareholder instructions when such redemption is effected through Wayne Hummer other than in connection with the check writing privilege of the Money Market Fund; transmitting proxy materials and reports to the Funds' shareholders; maintaining the automatic share purchase and redemptions "sweep program," as described in the Funds' Prospectus; providing telephonic and written communications with respect to shareholder account inquiries and serving as the primary interface with existing and potential shareholders in answering questions concerning the Trust and their transactions with the Trust; and providing literature distribution, advertising, and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.

         Wayne Hummer may be reimbursed by the Trust for certain out-of-pocket costs in connection with its services to existing shareholders as Shareholder Service Agent, including such costs as postage; data entry, modification and printout; stationery; tax forms; and all external forms or printed material. However, Wayne Hummer does not receive a fee from the Trust, nor is it reimbursed by the Trust for any expenses it incurs in its capacity as Distributor of the Trust's shares.

         Wayne Hummer may appoint various broker-dealer firms to assist in providing distribution services for the Trust and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Trust under service agreements. Wayne Hummer may pay these broker-dealers and other firms a fee for their services.

         As of January 1, 1991 the Investment Adviser entered into an agreement with Wayne Hummer (which agreement was amended and restated as of November 16, 2001) whereby the Investment Adviser agreed to pay to Wayne Hummer the following: (a) for distribution services rendered to the Trust under the Distribution Agreement, an amount equal to 35% of the gross revenues generated from the rendering of investment advisory services to the Trust, not to exceed in the aggregate for a particular fiscal year, however, the net profit (before taxes and before payment of the fees so payable) earned by the Investment Adviser for such year for the rendering of such advisory services, and (b) for services rendered by Wayne Hummer to Trust shareholders under the Shareholder Service Agreement, an amount equal to 130% of the unreimbursed overhead and labor expenses incurred by Wayne Hummer in rendering such services. Wayne Hummer receives no compensation from the Funds as Distributor and pays all expenses of distribution of the Trust's shares not otherwise paid by dealers or other financial services firms. As discussed in the Prospectus, Wayne Hummer retains the applicable sales charge upon the purchase of CorePortfolio Fund, Growth Fund and Income Fund shares and pays out all of this sales charge or may allow concessions or discounts to firms for the sale of CorePortfolio Fund, Growth Fund and Income Fund shares on applicable sales.

Code of Ethics

         The Investment Adviser, the Trust, and Wayne Hummer have adopted a joint code of ethics. Access persons (as defined in the code) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of broker confirmations and reporting of securities holdings and transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

                              BROKERAGE ALLOCATION

         The Investment Adviser determines the securities to be purchased, sold, and held by the Trust and places all orders subject to the general supervision of the Board of Trustees. Transactions are allocated among various brokers and dealers by the Investment Adviser in its best judgment. In placing such orders, the Investment Adviser primarily is concerned with obtaining the best combination of price and execution. This does not mean that the Investment Adviser must base its execution decisions solely on whether the lowest possible price or commission costs may be obtained. In seeking to achieve the best combination of price and execution, an effort will be made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capability, reliability, and integrity; willingness to take positions in securities; general operational capabilities; and financial condition. For the CorePortfolio Fund and the Growth Fund, the Investment Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, to pay a commission to a broker-dealer that may be greater than the commission another broker-dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that the commission is reasonable in relation to the value of brokerage and research services provided. For each Fund, when the execution and prices offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers or dealers that provide the Investment Adviser with research, statistical, or other services. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analysis and reports concerning issuers and industries, securities, economic factors, trends, and portfolio strategy. It is not possible to place a monetary value on such research services. Since such research and statistical services only supplement the Investment Adviser's own research efforts and any information received must be analyzed, weighed, and reviewed by the Investment Adviser's staff, the receipt of such information is not expected materially to reduce the Investment Adviser's cost of performing its advisory contract with the Trust. The information received may be used by the Adviser for its other clients and/or made available to Wayne Hummer for use in serving its customers. Additionally, information available to Wayne Hummer may be made available to the Investment Adviser in serving the Trust and its other clients. Portfolio securities will not be purchased from or sold to Wayne Hummer or the Investment Adviser or an affiliate, as defined in the 1940 Act, of either.

         The investment decisions for the Funds are reached independently from one another or other of the Investment Adviser's clients ("Clients"). The Funds may, however, make investments in certain securities at the same time as one or all of the Funds or other Clients. When the Funds and/or Clients have funds available for investment in or wish to sell securities, the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best combination of price and execution. In such event, allocation of the securities so purchased or sold, as well as the costs incurred in the transaction, will be made by the Investment Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and/or its Clients. In some cases this procedure may affect the size or price of the position available to the Trust. It is the opinion of the management of the Trust that the benefits available outweigh any disadvantages that may arise from concurrent transactions.


         The total brokerage commissions and other transaction costs paid by the Trust in connection with the purchase or sale of portfolio securities for the Growth Fund for the fiscal years ended March 31, 2002, 2001, and 2000, were $30,930, $31,640 and $19,285, respectively, and for the CorePortfolio Fund for the fiscal years ended March 31, 2002 and 2001 and for the period August 2, 1999 through March 31, 2000, were $13,989, $21,316 and $27,678, respectively. None of these brokerage commissions were paid to a broker that is an affiliated person of the Trust or to a broker that is an affiliated person of an affiliated person of the Trust, the Investment Adviser or Wayne Hummer. For the three fiscal years ended March 31, 2002, 2001, and 2000, the Trust paid no brokerage commissions or other transaction costs in connection with the purchase or sale of portfolio securities for the Income Fund and the Money Market Fund.

         For the Income Fund and the Money Market Fund, securities normally are purchased directly from the issuer or from an underwriter or a market maker for fixed-income or money market instruments. Usually, no brokerage commissions are paid by the Funds for such purchases. Purchases from underwriters of securities may include a concession paid by the issuer to the underwriter. The purchase price paid to dealers serving as primary market makers for fixed-income or money market instruments may include a spread between the bid and asked prices. During the three fiscal years ended March 31, 2002, all transactions for the Income Fund and for WHMFT, which was reorganized as the Wayne Hummer Money Market Fund in July 1999, were at net prices and there were no commissions paid by the Trust.


                       SHAREHOLDER RIGHTS AND LIABILITIES

         The Trust's Agreement and Declaration of Trust ("Trust Agreement") permits the Trust to issue an unlimited number of full and fractional units of beneficial interest in one or more separate series. Only four series are currently established, which are designated as the "Wayne Hummer CorePortfolio Fund," the "Wayne Hummer Growth Fund," the "Wayne Hummer Income Fund," and the "Wayne Hummer Money Market Fund." Each Fund share is without par value, represents a proportionate interest in that Fund equal to the proportionate interest represented by each other share in that Fund, and is entitled to such dividends and distributions as are declared by the trustees. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution. Shares do not have cumulative voting, preemptive, or conversion rights. Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below. Certificates representing the shares are not issued. Rather, State Street Bank and Trust Company, the Trust's transfer agent, maintains a record of each shareholder's ownership. Shareholders will receive confirmations of all purchases and sales of Trust shares (with the exception of Money Market Fund shares) made for their account, including reinvestment of dividends or other distributions. Shareholders will receive monthly statements with respect to transactions in Money Market Fund shares made for their account.


     The Trust Agreement permits the Trustees, without further shareholder action, to issue one or more additional classes of shares in any present or future series of the Trust. Any such additional class or classes of shares would have such preferences or special or relative rights and privileges as the Trustees may determine and would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on investments, and all other Trust operating expenses. All classes of shares will vote together as a single class at shareholder meetings, except that shares of a class that are affected in a materially different way from shares of other classes by a matter will vote as a separate class on that matter and that holders of shares of a class that are not affected by a matter will not vote on that matter. There is no present intention that the Trust will create additional classes of shares pursuant to this authority. Furthermore, the terms of any such arrangement and the determination whether to implement it will be made in light of then existing business conditions.

     The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all shares entitled to vote will be voted in the aggregate and not by Fund, except if the trustees have determined that the matter affects only one Fund or as required by the 1940 Act. Thus, voting with respect to certain matters will be by Fund (such as approval of the Investment Advisory and Management Agreement) and with respect to other matters will be by all Trust shareholders in the aggregate (such as election of trustees).

     As a general rule, the Trust will not hold annual or other meetings of Trust shareholders. Under the Trust Agreement, shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act (such as the Trust's Investment Advisory and Management Agreement); (3) with respect to any termination of the Trust to the extent and as provided in the Trust Agreement; (4) with respect to any amendment of the Trust Agreement (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Trust Agreement, the By-Laws of the Trust, any registration of the Trust with the SEC or any state, or as the trustees may consider necessary or desirable. The Trust will, however, in accordance with the 1940 Act, hold a shareholders meeting for the election of trustees when less than a majority of the trustees holding office have been elected by shareholders. In addition, if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

     A shareholders meeting will also be held to remove a trustee or trustees from office upon the written request of the holders of not less than 10% of the Trust's outstanding shares. Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares at a meeting duly called for that purpose. Upon the written request of the holders of shares having a net asset value of

$25,000 or constituting 1% of the outstanding shares of each Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).


     The Trust Agreement provides that shareholders will not be subject to any personal liability to any person extending credit to, contracting with, or having any claims against the Trust and that every written agreement, obligation, instrument, or undertaking made by the Trust will contain a provision that such written agreement, obligation, instrument, or undertaking is not binding upon the shareholders personally. Pursuant to Massachusetts law, shareholders will not be liable personally for contract claims under any such agreement, obligation, instrument, or undertaking governed by Massachusetts law and containing such provision when adequate notice of such provision is given. With respect to other claims, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, the Trust Agreement provides that shareholders will be entitled to reimbursement from the general assets of the Trust.


     The trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. The Trust is covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, since it is limited to circumstances in which the provisions limiting liability are inoperative and the Trust itself is unable to meet its obligations.

                                   TRUST NAME

     Pursuant to an agreement with the Investment Adviser, the Trust has been granted a non-exclusive license ("License") to use the trade name and service mark "Wayne Hummer" (the "Name"), a registered service mark of Wayne Hummer and the logo "WH" ("Logo"), also a registered service mark of Wayne Hummer, without charge for as long as the Trust is solvent, Wayne Hummer Asset Management Company is the Investment Adviser to the Trust, and Wayne Hummer is the Trust's Distributor and Shareholder Service Agent. If Wayne Hummer Asset Management Company ceases to act as Investment Adviser or if Wayne Hummer ceases to act as Distributor and Shareholder Service Agent, then the Trust will be required to change its name and to deliver to Wayne Hummer Asset Management Company for destruction all materials in which the Name and/or Logo are used. Wayne Hummer Asset Management Company may exercise control over use of the Name and/or Logo, and the Trust has agreed to indemnify Wayne Hummer Asset Management Company against expenses or losses which may arise from the Trust's misuse of the Name and/or Logo or out of any breach of the License regarding the use of the Name and/or Logo.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

     Reducing or Eliminating the Front-end Sales Charge. You can reduce or eliminate the applicable front-end sales charge on shares of the CorePortfolio Fund, the Growth Fund, and the Income Fund, as follows.

     Quantity Discounts. Purchase of more than $1 million can reduce or eliminate the sales charge you pay. You can combine purchases of shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within 18 months of purchases.

     Accumulated Purchases. If you make an additional purchase of shares, you can count previous share purchases still invested in a Fund in calculating the applicable sales charge on the additional purchase.

     Concurrent Purchases. You can combine purchases of shares of the CorePortfolio Fund, the Growth Fund, and the Income Fund made on the same day in calculating the applicable sales charge.

     Letter of Intent. You can sign a Letter of Intent committing to purchase $1 million of shares within a 13 month period to combine such purchases in calculating the sales charge. The Trust's custodian will hold shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the custodian will release the shares in escrow to your account. If you do not fulfill the Letter of Intent, the custodian will redeem the appropriate amount from the shares held in escrow to pay the sales charges that were not applied to your purchases.

     Purchases through Managed Accounts. Investors who purchase through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts, and other managed agency/asset allocation accounts may purchase Fund shares at net asset value.

     Purchase by Affiliates of the Trust. The following individuals and their immediate family members may buy shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:


   .    officers and trustees/directors of the Trust, Wayne Hummer, the
          Investment Adviser, Wintrust, subsidiaries of Wintrust and their immediate family members;

     .    trustees/directors of any fund sponsored by the Investment Adviser;
          and

     . bona fide, full-time employees of the Investment Adviser, Wayne Hummer, Focused Investments, L.L.C., Wintrust, subsidiaries of Wintrust and their immediate family members.

     For these purposes, "immediate family" is defined to include a person's spouse, parents, and children.

     Anti-Money Laundering Laws. The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

     Offering Price. Shares of each Fund are offered and sold on a continuous basis at the offering price, which is the net asset value per share, plus any applicable sales charge. For each Fund, net asset value is not determined on the days that the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the net asset value for the Money Market Fund is not calculated on Columbus Day or Veteran's Day. A Fund's net asset value also is not calculated on any day during which there is not a sufficient degree of trading in securities held by the Fund so as to affect materially such Fund's NAV. The NAV per share for each Fund is computed by dividing the value of the Fund's portfolio holdings, plus any other assets minus all liabilities by the total number of such Fund's shares outstanding. Expenses, including the fees payable to the Investment Adviser, are accrued daily. The Money Market Fund's NAV is normally $1.00 per share.

     In valuing equity securities of the Funds, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the current day. If the last sale price on a prior day is not between the current day's closing bid and asked prices, then the value of such security is taken to be the mean between the current day's bid and asked prices.

     Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values, as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Securities held by the Money Market Fund are valued using the amortized cost method. The amortized cost method does not take into account unrealized securities gains or losses. This means that securities held by the Money Market Fund are initially valued at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the securities.

     While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar investment vehicle that uses available indications as to market value to value its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in such portfolio could obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar portfolio, and existing investors would receive less (more) investment income and ownership interest. The Fund expects, however, that certain procedures adopted by the Board of Trustees, as described below, will tend to minimize such differences.


     The trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. However, there can be no assurance that the Money Market Fund will be able to maintain a stable NAV of $1.00 per share. Such procedures include review by the trustees of the securities holdings, at such intervals as they may deem appropriate, to determine whether the NAV per share of the Money Market Fund calculated by using available market quotations or market equivalents deviates more than 1/2 of 1% from $1.00 per share based on amortized cost and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders.


     In such review, investments for which market quotations are readily available will be valued at the most recent bid-asked mean or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. If market quotations are not readily available for an investment, the investment will be valued pursuant to a security valuation matrix system that classifies investments by type, days to maturity, and quality, and which is considered dependable in producing a fair value of such investments.

     If any deviation between the Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost exceeds 1/2 of 1%, then the trustees promptly will consider what action, if any, will be initiated. If the trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, then the trustees will take such corrective action as they consider necessary and appropriate, including selling Fund instruments prior to maturity to realize gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions, redeeming shares in kind, or establishing a NAV per share by using available market quotations or by using estimates of value reflecting current market conditions selected by the Board of Trustees as appropriate indicators of value.

     In addition, if the Money Market Fund incurs a loss or liability that the trustees determine to be significant with respect to the maintenance of a NAV of $1.00 per share, then the trustees may (1) reduce the number of shares of the Fund by that number of shares that represents the amount of such loss or liability by reducing the number of shares of each shareholder on a pro rata basis, (2) offset the pro rata amount of such loss or liability from the accrued dividend account of each shareholder, and/or (3) establish an account in the amount of such loss or liability and offset such account and to defer the declaration of dividends until sufficient income is obtained to reduce such account to zero.

     Redemption in Kind (Money Market Fund only). The Money Market Fund has made an election pursuant to Rule 18f-1 under the 1940 Act to enable the Fund to elect to limit payments in cash for large redemptions. Under the provisions of Rule 18f-1, the Fund may limit cash redemptions with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the NAV of the applicable portfolio at the beginning of such period. If deemed advisable by the Board of Trustees, the Fund may pay the redemption price in excess of the amounts described above in whole or in part in securities owned by the Fund. The market value of such securities shall be determined as of the close of trading on the NYSE on the business day on which the redemption is effective. In such case a shareholder might incur transaction costs if he or she sold the securities received.

                                      TAXES

     Information concerning the tax consequences to Fund shareholders of buying, holding, exchanging, and selling the Funds' shares may be found in the Prospectus under the subheading "Taxes."


     Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This special tax status means that each Fund will not be liable for federal tax on income and capital gains distributed to shareholders. To preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


     Any loss recognized on the disposition of a Fund's shares that were held for six months or less will be treated as a long-term capital loss to the extent that the shareholder has received only long-term capital gain distributions on such shares.

     A Fund's options, futures, and foreign currency transactions would be subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

     The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by a Fund at the end of its fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

     A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

                             PERFORMANCE INFORMATION


     In General. In advertising, sales literature, and other publications, the Funds' performance may be quoted in terms of total return, average annual total return, yield, and effective yield, which may be compared with various indices and investments, other performance measures or rankings, other mutual funds, or indices or averages of other mutual funds.

     Average annual total return (before and after taxes) and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Funds. Yield is an annualized measure of the net investment income per share earned over a specific one-month or 30-day period, expressed as a percentage of the net asset value of the particular Fund.

     A particular Fund's performance quotations are based upon historical results, and are not necessarily representative of future performance. Each Fund's shares are sold at net asset value less the applicable sales charge, and performance figures and net asset value will fluctuate. Factors affecting the a Fund's performance include general market conditions, operating expenses and investment management. Shares of each Fund are redeemable at net asset value, which may be more or less than original cost.

     Average Annual Total Return. Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then-effective public offering price, assuming the deduction of the maximum sales load, ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Funds have been reinvested at net asset value on the reinvestment dates during the period.

     The average annual total return for the Funds for the applicable one-, five-, and ten-year periods and from commencement of operations through March 31, 2002 are as follows:

                                1-Year     5-Year     10-Year     Life of Fund
                               --------   --------   ---------   --------------
CorePortfolio Fund/(1)/......   (2.14%)        --         --          (8.12%)
Growth Fund/(2)/.............    6.72%      13.84%     11.83%         12.73%
Income Fund/(3)/.............    2.14%       5.97%        --           5.98%

--------------
(1)  Commenced operations on August 2, 1999.
(2)  Commenced operations on December 30, 1983.
(3)  Commenced operations on December 1, 1992.

     Average Annual Total Return (After Taxes on Distributions). Each Fund's average annual total return (after taxes on distributions) is computed in accordance with a standardized method prescribed by rules of the SEC. Average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (and for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                     P(1+T)/n/ = ATV\D\

Where:      P =        a hypothetical initial payment of $1,000
            T =        average annual total return (after taxes on
                       distributions)
            n =        number of years
            ATV\D\ =   ending value of a hypothetical $1,000 payment made at the
                       beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, 10-year periods, after taxes on distributions but not after taxes on redemptions.

     In calculating average annual total return (after taxes on distributions), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, and (d) all recurring fees charged to all shareholder accounts are included.

     The average annual total return (after taxes on distributions) for the Funds for the one-, five- and ten-year periods and from commencement of operations through March 31, 2002 are as follows:

                                    1-Year    5-Year    10-Year   Life of Fund
                                   --------  --------  --------- --------------
       CorePortfolio Fund/(1)/...  (2.33%)        --         --       (8.22%)
       Growth Fund/(2)/..........   6.21%      12.03%     10.44%      11.24%
       Income Fund/(3)/..........   0.15%       3.63%        --        3.49%

--------------
(1)  Commenced operations on August 2, 1999
(2)  Commenced operations on December 30, 1983.
(3)  Commenced operations on December 1, 1992.

     Average Annual Total Return (After Taxes on Distributions and Redemption). Each Fund's average annual total return (after taxes on distributions and redemption) is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Average annual total return (after taxes on distributions and redemption) is calculated by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods (and for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                    P(1+T)/n/ = ATV\DR\

Where:      P =        a hypothetical initial payment of $1,000
            T =        average annual total return (after taxes on distributions
                       and redemption)
            n =        number of years
            ATV\DR\ =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods, after taxes on distributions and redemption.

     In calculating average annual total return (after taxes on distributions and redemption), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, (d) all recurring fees charged to all shareholder accounts are included, and (e) capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added.

          The average annual total return (after taxes on distributions and redemption) for the Funds for the one-, five- and ten-year periods and from commencement of operations through March 31, 2002 are as follows:

                                1-Year    5-Year    10-Year    Life of Fund
                               --------  --------  ---------  --------------

    CorePortfolio Fund/(1)/... (1.30%)       --        --         (6.45%)
    Growth Fund/(2)/..........  4.45%     11.13%     9.63%        10.57%
    Income Fund/(3)/..........  1.29%      3.61%       --          3.52%

----------------
/(1)/  Commenced operations on August 2, 1999
/(2)/  Commenced operations on December 30, 1983.
/(3)/  Commenced operations on December 1, 1992.

          Cumulative Total Return. Cumulative total return for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then-effective offering price (net asset value per share less the maximum sale charge) ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

          The cumulative total return for the Funds for the applicable one-, five-, and ten-year periods and from commencement of operations through March 31, 2002 are as follows:

                               1-Year         5-Year      10-Year     Life of Fund
                             ----------     ----------   ---------   --------------
CorePortfolio Fund/(1)/.....   (2.14%)           --            --        (20.19%)
Growth Fund/(2)/............    6.72%         91.17%       205.92%       791.29%
Income Fund/(3)/............    2.14%         33.61%           --         72.03%

----------------
/(1)/  Commenced operations on August 2, 1999.
/(2)/  Commenced operations on December 30, 1983.
/(3)/  Commenced operations on December 1, 1992.

          Yield. The yield for each Fund is computed in accordance with certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in accordance with generally accepted accounting principles. The Growth Fund's yield based upon the one-month period ended March 31, 2002 was 0.06%. The Income Fund's yield based upon the one-month period ended March 31, 2002 was 5.18%. The CorePortfolio Fund's yield based upon the one-month period ended March 31, 2002 was 0.61%. Each Fund's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[(((a-b)/cd)+1)/(6)/-1]

Where:    a  = dividends and interest earned during the period.
          b  = expenses accrued for the period (net of reimbursements).
          c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d  = the offering price per share on the last day of the period.

          The Money Market Fund's yield is computed in accordance with a standard method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period. In computing yield, the Money Market Fund's net investment income per share (accrued interest on portfolio securities, plus or minus amortized purchase discount or premium, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365, and the resulting yield figure is carried to the nearest one hundredth of one percent.

          The Money Market Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: [(base period return + 1) /365/7/] -1.


          The Money Market Fund's current yield for the seven-day period ended March 31, 2002 was 1.24%. The Money Market Fund's effective yield for the same period was 1.24%.

          Realized capital gains or losses and unrealized appreciation or depreciation of the Money Market Fund's investments are not included in the calculation of yield or effective yield. The Money Market Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Money Market Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Money Market Fund is held, but also on such matters as Money Market Fund expenses.

          Yield fluctuations may reflect changes in the Money Market Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Money Market Fund's shares may affect the yield. Accordingly, the Money Market Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. Since the Money Market Fund uses the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. The Money Market Fund's yield is not guaranteed, and its principal is not insured. Although the Money Market Fund uses its best efforts to maintain its net asset value at $1.00 per share, there can be no assurance that it will be able to do so.

          Comparison of Fund Performance to Market Indices. From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc., ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Russell Mid-Cap Index, the Merrill Lynch U.S. Corporate and Government 1-10 Year Bond Index, the Lehman Brothers Aggregate Bond Index, and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

                              INDEPENDENT AUDITORS


          The Trust's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, who audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. The Board of Trustees selected Ernst & Young as the Trust's independent auditors for the fiscal year ending March 31, 2003.


                CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the Trust's assets and as the Trust's Transfer and Dividend Paying Agent.

          The Custodian is responsible for holding all securities and cash of the Trust, receiving and paying for securities purchased, receiving payment for and delivering securities sold upon payment therefor, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Trust. The Trust has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Trust may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

                                  LEGAL COUNSEL


           The law firm of Bell, Boyd & Lloyd, Chicago, Illinois, acts as legal counsel to the Trust and special counsel to the independent trustees.


                             REPORTS TO SHAREHOLDERS

          Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of reports be mailed to each account with a common taxpayer number or to two or more shareholders in the same household.

                              FINANCIAL STATEMENTS


          The Trust's audited financial statements including the notes thereto, contained in the Trust's Annual Report to Shareholders for the period ended March 31, 2002, are incorporated herein by reference. Copies of the Annual Report to Shareholders may be obtained without charge by writing or calling the Trust.

                     APPENDIX - RATINGS OF DEBT OBLIGATIONS

                            COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

"A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

"A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

"B" - Issue has only a speculative capacity for timely payment.

"C" - Issue has a doubtful capacity for payment.

"D" - Issue is in payment default. The "D" category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired when S&P believes such payments will be made during such grace period.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1" - Issuer or related supporting institutions are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

"Prime-3" - Issuer or related supporting institutions have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime"- Issuer does not fall within any of the Prime rating categories.

                        CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

"AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

"C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S& P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                          WAYNE HUMMER INVESTMENT TRUST

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits

          (a) (1) Agreement and Declaration of Trust dated September 29, 1983 /(1)/
              (2) Written Instrument Amending The Agreement and Declaration of Trust dated December 16, 1983/(1)/
              (3) Written Instrument Amending The Agreement and Declaration of Trust dated July 19, 1988/(1)/
              (4) Written Instrument Amending The Agreement and Declaration of Trust dated November 24, 1992/(1)/
              (5) Written Instrument Amending The Agreement and Declaration of Trust dated July 23, 1999/(4)/

          (b) (1)  Amended and Restated By-Laws/(1)/
              (2)  Written Instrument Amending By-Laws dated January 23, 1999
                    /(3)/

               (3)  Written Instrument Amending By-Laws dated January 24,
                    2002/(6)/

          (c) Not Applicable

          (d) Investment Advisory and Management Agreement dated April 2, 2002/(6)/

          (e) Distribution Agreement dated February 19, 2002/(6)/

          (f) Not Applicable

          (g) (1)  Custodian Agreement/(1)/
              (2)  Amendments to Custodian Agreement dated October 1987/(1)/
              (3)  Amendments to Custodian Agreement dated June 1988/(1)/
              (4)  Amendment to Custodian Agreement dated November 24, 1992/(1)/
              (5)  Amendment to Custodian Agreement dated January 23, 1999/(3)/
              (6)  Amendment to Custodian Agreement dated May 9, 1999/(3)/

          (h) (1)  (i)   Transfer and Dividend Paying Agency Agreement/(1)/
                   (ii)  Amendment to Transfer and Dividend Paying Agency
                         Agreement dated November 24, 1992/(1)/
                   (iii) Amendment to Transfer and Dividend Paying Agency
                         Agreement dated January 23, 1999/(3)/
                   (iv)  Amendment to Transfer and Dividend Paying Agency
                         Agreement dated May 7, 1999/(3)/

              (2)  (i)   Amended and Restated Trade Name and Service Mark
                         Agreement dated January 23, 1999/(3)/

                    (ii) Letter Agreement Relating to Amended and Restated Trade Name and Service Mark Agreement dated January 23, 1999/(3)/

               (3)  (i)   Shareholder Service Agreement dated August 1, 1988
                          /(1)/
                    (ii)  Letter Agreement Relating to Shareholder Service
                          Agreement dated November 24, 1992/(4)/
                    (iii) Letter Agreement Relating to Shareholder Service
                          Agreement dated January 23, 1994/(4)/
                    (iv)  Amendments Effective July 31, 1999 to Schedule A of
                          Shareholder Service Agreement/(4)/

               (4) Amended and Restated Portfolio Accounting Services Agreement dated May 7, 1999/(3)/

               (5)  Expense Limitation Agreement dated February 19, 2002/(6)/

          (i)  Opinion and Consent of Vedder, Price, Kaufman & Kammholz*

          (j)  Consent of Ernst & Young LLP*

          (k)  Not Applicable

          (l)  Not Applicable

          (m)  Not Applicable

          (n)  Not Applicable

          (o)  Reserved

          (p) Code of Ethics for Wayne Hummer Management Company, Wayne Hummer Investment Trust, and Wayne Hummer Investments L.L.C. as amended November 10, 2001/(6)/


------------------------
/(1)/ Previously filed with Post-Effective Amendment No. 15 on or about July 27, 1995.

/(2)/  Previously filed with Post-Effective Amendment No. 16 on May 31, 1996.

/(3)/  Previously filed with Post-Effective Amendment No. 19 on May 17, 1999.

/(4)/  Previously filed with Post-Effective Amendment No. 20 on July 29, 1999.

/(5)/  Previously filed with Post-Effective Amendment No. 23 on February 28,
       2001.

/(6)/  Previously filed with Post-Effective Amendment No. 26 on May 31, 2002.


*      Filed herewith.

Item 24.   Persons Controlled by or under Common Control with Registrant

     Not Applicable

Item 25.   Indemnification


      Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                                "Indemnification

      Subject to the exceptions and limitations contained in this Article, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the request of the Trust as directors, officers or trustees of another organization in which the Trust has an interest as a shareholder, creditor or otherwise) hereinafter referred to as a "Covered Person", shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director or officer and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

          (a) against any liability to the Trust or its stockholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust;

          (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

               (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

               (ii) by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Article shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article, provided that either:

          (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

          (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Article, a "Disinterested Trustee" is one (a) who is not an "interested person" of thge Trust, as defined by the 1940 Act (including anyone who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission), and (b) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Article, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities."

     The trustees and officers of Registrant are insured under a policy of insurance maintained by Registrant, its investment adviser, and its distributor within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities which might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any claims made by a trustee or officer which are the result of such trustee's or officer's deliberate dishonesty or fraudulent act or omission, or any criminal or malicious act or omission, or any willful violation of law.

     Insofar as indemnifcation for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser


     Wayne Hummer Asset Management Company (formerly, Wayne Hummer Management Company), Registrant's investment adviser and portfolio accounting agent, is a corporation organized under the laws of Illinois on November 30, 1981. Wayne Hummer Asset Management Company acts as investment adviser to other institutional, corporate, fiduciary, and individual accounts. Set forth below is information as to any other business, vocation, or employment of a substantial nature in which each director or officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:



Name and Affiliation with
Wayne Hummer
Management Company              Principal Business         Capacity
------------------              ------------------         --------
Joseph Alaimo, Director         Wayne Hummer               Chairman and Director
                                Trust Company


                                Wintrust Financial         Director
                                Corporation

James F. Duca II, President     Wayne Hummer               President, CEO and Director
and Director                    Trust Company

                                Wayne Hummer               Director
                                Investments L.L.C.

David A. Dykstra, Director      First Insurance Funding    Director
                                Corp.

                                Wayne Hummer               Director
                                Investments L.L.C.

Name and Affiliation with
Wayne Hummer
Management Company              Principal Business         Capacity
------------------              ------------------         --------
                                Wayne Hummer               Director
                                Trust Company

                                Northbrook Bank & Trust    Director
                                Company

                                Libertyville Bank & Trust  Director
                                Company

                                Wintrust Financial         Senior Executive Vice
                                Corporation                President, Chief Operating
                                                           Officer and Chief Financial
                                                           Officer

John S. Lillard, Director       Wayne Hummer               Director
                                Investments L.L.C.

                                Wayne Hummer               Director
                                Trust Company

                                Wintrust Financial         Chairman
                                Corporation

                                Lake Forest Bank & Trust   Director
                                Company

Edward J. Wehmer, Director      Wayne Hummer               Director
                                Investments L.L.C.

                                Wayne Hummer               Director
                                Trust Company

                                First Insurance Funding    Chairman
                                Corp.

                                Tricom, Inc. of Milwaukee  Chairman
                                11270 West Park Place
                                Suite 100
                                Milwaukee, WI  53224

Name and Affiliation with
Wayne Hummer
Management Company              Principal Business                          Capacity
------------------              ------------------                          --------
                                Northbrook Bank & Trust                     Chairman
                                Company

                                Crystal Lake Bank & Trust                   Chairman
                                Company, N.A.
                                70 North Williams Street
                                Crystal Lake, IL 60014

                                Barrington Bank & Trust                     Chairman
                                Company, N.A.
                                201 South Hough Street
                                Barrington, IL 60010

                                Libertyville Bank & Trust                   Director
                                Company

                                North Shore Community                       Director
                                Bank & Trust Company
                                1145 Wilmette Avenue
                                Wilmette, IL 60091

                                Hinsdale Bank & Trust                       Director
                                Company
                                25 East First Street
                                Hinsdale, IL 60521

                                Lake Forest Bank & Trust                    Director
                                Company

                                Wintrust Financial                          President, Chief Executive
                                Corporation                                 Officer and Director

Raymond L. Kratzer,             Wayne Hummer Investments L.L.C.             Chief Executive Officer
Director                                                                    and Director

                                Wintrust Financial Corporation              Director

                                Wayne Hummer Trust Company                  Director

Bert A. Getz, Jr.,              Wintrust Financial Corporation              Director
Director
                                Libertyville Bank & Trust Company           Director

                                Wayne Hummer Trust Company                  Director

Hollis W. Rademacher,           Wintrust Financial Corporation              Director
Director
                                Lake Forest Bank & Trust Company            Director

                                Hinsdale Bank & Trust Company               Director

                                North Shore Community Bank & Trust Company  Director

                                Libertyville Bank & Trust Company           Director

                                Barrington Bank & Trust Company, N.A.       Director

                                Crystal Lake Bank & Trust Company, N.A.     Director

                                Northbrook Bank & Trust Company             Director

                                Wayne Hummer Trust Company                  Director

                                Wayne Hummer Investments L.L.C.             Director

                                First Insurance Fund Corp.                  Director

                                Tricom, Inc. of Milwaukee                   Director
                                11270 West Park Place

                                Suite 100                                   Director
                                Milwaukee, WI 53224

Stanley R. Weinberger,          North Shore Community Bank & Trust Company  Director
Director
                                Wayne Hummer Trust Company                  Director

Richard P. Spicuzza,            Barrington Bank & Trust Company, N.A.       Director
Director
                                Wayne Hummer Trust Company                  Director

Robert C. Staley,               Crystal Lake Bank & Trust Company, N.A.     Director
Director
                                Wayne Hummer Trust Company                  Director

George T. Becker,               Wayne Hummer Investments L.L.C.             Executive Vice President
Chief Financial Officer                                                     Chief Financial Officer

Philip Wayne Hummer,            Wayne Hummer                                Former Voting Member
Managing Director               Investments, L.L.C.

David P. Poitras, Managing      Wayne Hummer                                Executive Vice
Director/First Vice President   Investments L.L.C.                          President/Director of Fixed
and Director                                                                Income; Former Voting
                                                                            Member

Name and Affiliation with
Wayne Hummer
Management Company              Principal Business           Capacity
------------------              ------------------           --------
                                Registrant                   Vice President; Former
                                                             Trustee

Thomas J. Rowland,              Wayne Hummer                 Former Voting Member
Managing Director, First Vice   Investments L.L.C.
President/Investments and
Director

                                Registrant                   President

Mark H. Dierkes, Managing       Wayne Hummer                 Former Voting Member
Director, First Vice            Investments L.L.C.
President/Investments and
Director

Amy B. Howes, Vice President/   Wayne Hummer                 Employee
Portfolio Manager               Investments L.L.C.

Damaris E. Martinez, Vice       Wayne Hummer                 Employee
President/Administration        Investments L.L.C.

David D. Cox, Portfolio         Wayne Hummer                 Employee
Manager                         Investments L.L.C.

Jean M. Maurice, Treasurer      Wayne Hummer                 Employee
                                Investments L.L.C.

                                Registrant                   Treasurer and
                                                             Secretary

     The principal business address of Registrant and Wayne Hummer Investments L.L.C. is 300 South Wacker Drive, Chicago, Illinois 60606. The principal business address of Wintrust Asset Management Company, N.A., Wintrust Financial Corporation and Lake Forest Bank & Trust Company is 727 North Bank Lane, Lake Forest, Illinois 60045. The principal business address of First Insurance Funding Corp. is 450 Skokie Boulevard, Suite 1000, Northbrook, Illinois 60062. The principal business address of Northbrook Bank & Trust Company is 1100 Waukegan Road, Northbrook, Illinois 60062. The principal business address of Libertyville Bank & Trust Company is 507 North Milwaukee Avenue, Libertyville, Illinois 60048.


Item 27.  Principal Underwriters

      (a) Not Applicable

          (b) The directors and officers of Wayne Hummer Investments L.L.C. are:

                                 Positions and Offices with
                                        Wayne Hummer                 Positions and Offices with
Name                                  Investments L.L.C.                     Registrant
----                                  ------------------                     ----------
James F. Duca II               Director                              None

David A. Dykstra               Director                              None
727 North Bank Lane
Lake Forest, IL 60045

John S. Lillard                Director                              None
727 North Bank Lane
Lake Forest, IL 60045

Edward J. Wehmer               Director                              None
727 North Bank Lane
Lake Forest, IL 60045

Richard Wholey                 Director                              None

G. Ted Becker                  Executive Vice President and Chief    None
                               Financial Officer

Steven R. Becker               Director                              Trustee and Chairman of the Board

Raymond L. Kratzer             Chief Executive Officer and Director  None

Laura A. Kogut                 Executive Vice President, Chief       None
                               Financial Officer and Director

David A. Poitras               Executive Vice President and          Vice President
                               Director of Fixed Income

     Unless otherwise indicated, the principal business address of each director and officer listed above is 300 South Wacker Drive, Chicago, Illinois 60606.

          (c) Not Applicable

Item 28.  Location of Accounts and Records

     All accounts, books, and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's investment adviser, Wayne Hummer Management Company; Registrant's distributor and shareholder service agent, Wayne Hummer Investments L.L.C.; and Registrant's transfer and dividend paying agent and custodian, State Street Bank and Trust Company. The address of Wayne Hummer Management Company and of Wayne Hummer Investments L.L.C. is 300 South Wacker Drive, Chicago, Illinois 60606. The address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.

Item 29.  Management Services

     Not Applicable

Item 30.  Undertakings

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 30th day of July, 2002.

                                          WAYNE HUMMER INVESTMENT TRUST

                                          By:  /s/ Thomas J. Rowland
                                               ---------------------------------
                                                   Thomas J. Rowland, President

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below on July 30, 2002 by the following persons in the capacities indicated.


Signature                                 Title
---------                                 -----

/s/ Thomas J. Rowland                     President (Principal Executive Office)
------------------------------
Thomas J. Rowland

/s/ Jean M. Maurice                       Treasurer (Principal Financial and
------------------------------            Accounting Officer)
Jean M. Maurice

/s/ Steven R. Becker                      Trustee
------------------------------
Steven R. Becker

/s/ Charles V. Doherty                    Trustee
------------------------------
Charles V. Doherty

/s/ Joel D. Gingiss                       Trustee
------------------------------
Joel D. Gingiss

/s/ Patrick B. Long                       Trustee
------------------------------
Patrick B. Long

/s/ James J. Riebandt                     Trustee
------------------------------
James J. Riebandt

/s/ Eustace K. Shaw                       Trustee
------------------------------
Eustace K. Shaw

                                  EXHIBIT INDEX
                                  -------------


(i)    Opinon and Consent of Vedder, Price, Kaufman & Kammholz

(j)    Consent of Ernst & Young LLP